UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Courtney R. Taylor
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Capital World Bond Fund®

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Special feature

A time of risk, a world of opportunity

See page 4

Annual report for the year ended September 30, 2011

Capital World Bond Fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2011:

Class A shares	1 year	5 years	10 years
Reflecting 3.75% maximum sales charge	−2.48%	5.29%	7.33%

The total annual fund operating expense ratio was 0.87% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2011, calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.37%. The fund’s distribution rate for Class A shares as of that date was 3.76%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 33.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade and higher rated bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Capital World Bond Fund’s past fiscal year (ended September 30, 2011) was a period in which the outlook for global economic growth deteriorated. Amid volatile markets, the fund produced a total return of 1.3%. Investors received dividends totaling 81.7 cents a share over the 12 months — equivalent to an income return of 3.94% for those who reinvested their income, or 3.88% for those who took income in cash.

The fund’s return lagged that of the unmanaged Barclays Capital Global Aggregate Index, which rose 4.0%. The fund’s result also lagged that of its peer group, as measured by the Lipper Global Income Funds Index, which returned 2.9% for the period.

Relative to the market index, the fund’s return was hurt most by its currency exposure — notably, the portfolio’s lower exposure to the Japanese yen, which strengthened versus the U.S. dollar during the final six months. The fund’s exposure to select developing market currencies was a drag on returns, as were its European corporate holdings.

The fund’s return exceeded that of the majority of its peers in the final six months, when investors sought safe havens, and returns for riskier assets therefore suffered. As indicated in the table below, Capital World Bond Fund has produced superior results relative to its peers over longer periods.

United States
The price of Treasuries declined for much of the first six months (through March 31, 2011) as sentiment about the U.S. economy improved. Toward the end of that period, however, political upheaval in the Middle East and North Africa, and continued concerns about euro zone fiscal weakness and debt, as well as rising oil prices, unsettled investors.

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Results at a glance

For periods ended September 30, 2011, with all distributions reinvested

	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime1
Capital World Bond Fund
(Class A shares)	1.32%	6.10%	7.74%	7.25%

Barclays Capital Global
Aggregate Index2	4.00	6.85	6.88	7.32

Lipper Global Income
Funds Index	2.85	5.89	6.43	—	3

1 Since August 4, 1987.
2 The Barclays Capital Global Aggregate Index began on December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index was used. The indexes are unmanaged and, therefore, have no expenses.

3 This index did not exist prior to December 30, 1988.
[End Sidebar]

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[Begin Sidebar]
In this report

Special feature

4	A time of risk, a world of opportunity

Economic woes, growing government debt levels and low yields pose great challenges for bond investors. But despite the possibility of lower overall bond returns, the case for investing in bonds — and in a global bond portfolio, in particular — remains compelling.

Contents

1	Letter to investors

3	The value of a long-term perspective

10	About your fund

11	Summary investment portfolio

15	Financial statements

34	Board of trustees and other officers
[End Sidebar]

Treasuries rallied for much of the second six months. Despite fractious political negotiations over raising the debt limit and the downgrade of the U.S. government’s credit rating, the rally strengthened in August. Economic data suggested that growth was in danger of stalling, and euro zone concerns intensified once more. The U.S. dollar’s status as a safe haven helped it significantly strengthen versus several major currencies in August.

Overall, 12-month total returns for Treasuries eclipsed those of corporate bonds. As of September 30, U.S. dollar–denominated bonds accounted for 37.6% of the fund’s portfolio, before currency hedging.

Europe
The next largest portion of the portfolio, 19.1%, was invested in euro-denominated bonds, mostly German government bonds (Bunds). The August “flight-to-quality” that gripped markets helped push Bund yields (which move inversely to prices) lower. Over the three-month period ended September 30, Bunds generated their highest (calendar year) quarterly return in more than two decades.

The euro strengthened versus the U.S. dollar between January and April, but weakened significantly through August and September. Relative to the market index, lower exposure to the euro helped the fund’s return in the last few months of the fiscal year. Only limited progress toward implementing measures to bring sustained stability to the euro zone was apparent at fiscal year-end.

Other developed markets
Japanese bonds continued to be a significant holding, accounting for 10.2% of the portfolio as of September 30, 2011. Several months after Japan suffered a devastating earthquake, tsunami and an escalating nuclear containment crisis in March, industrial production began to make a faltering recovery, and public sector-led reconstruction was in the works. Total returns for Japanese bonds were among the highest of any country (in U.S. dollar terms), helped by the appreciation of the Japanese yen versus many major currencies. Both domestic investors and those abroad favored Japan as a safe haven.

Developing markets
Total returns for bonds issued in several key developing markets were greatly diminished as investors sought other assets perceived as safer. Currencies were highly volatile, and the strengthening of the U.S. dollar hurt local-currency bond returns most. The fund’s exposures to the Turkish lira and Mexican peso were significant drags on its return.

Managing the portfolio and looking ahead
The portfolio counselors continue to manage the fund with a long-term approach — seeking to generate returns for fund investors with a well-diversified portfolio that can potentially reduce volatility and provide steady income.

As of September 30, 2011, the fund was invested in more than 390 issuers, from 59 countries, denominated in 26 currencies. The majority of the fund’s holdings were investment-grade (Baa/BBB and above). These holdings are primarily government-related debt, with about 22.3% of the portfolio invested in corporate bonds.

The fund’s exposure to the euro was reduced during the last fiscal year, and we continue to view this positioning as prudent, given the uncertainty about the development of the crisis, its resolution and the economic impact. This reduction was achieved largely through hedging — using financial contracts to buy or sell currencies in the future at a specified price.

In our view, the world appears delicately balanced, and we remain cognizant of the possibility that low growth in some developed markets could give way to recession. Many developed market governments and individuals must reduce their debt burdens. While extraordinary policies by central banks and governments have helped to create a low-yield environment in some key developed markets, inflation is a concern in some other countries where growth has been more robust.

As explained in the feature, “A time of risk, a world of opportunity” on page 4, we believe that, despite great challenges, the case for global bond investing remains compelling. Subject to the fund’s investment guidelines, the portfolio counselors can seek opportunities in different countries and sectors, or tilt the portfolio’s positioning so that it potentially benefits or holds steady in the face of changing foreign exchange or interest rates.

While the fund can be flexible in where it invests, the portfolio counselors believe that the uncertain outlook currently warrants particular caution. We thank you for your continued support and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ Mark H. Dalzell

Mark H. Dalzell
President

November 10, 2011

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime
Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

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Year ended September 30	Capital World Bond Fund3	Citigroup World Government Bond Index3	Consumer Price Index (inflation)5	Barclays Capital Global Aggregate Index3,4

8/4/87	$9,625	$10,000	$10,000	$10,000
*1987	9,589	9,865	10,105	9,865
1988	10,852	11,280	10,527	11,280
1989	11,444	12,013	10,984	12,013
1990	12,354	12,918	11,661	12,947
1991	14,343	14,861	12,056	14,935
1992	15,699	17,581	12,417	17,256
1993	17,332	19,187	12,750	18,741
1994	17,225	19,535	13,128	18,713
1995	20,343	22,696	13,462	21,667
1996	21,903	23,649	13,866	22,909
1997	22,863	24,219	14,165	24,151
1998	24,330	27,023	14,376	27,258
1999	24,252	27,152	14,754	26,847
2000	23,308	26,093	15,264	26,265
2001	24,748	27,831	15,668	28,358
2002	26,967	30,744	15,905	31,017
2003	32,721	35,167	16,274	34,897
2004	35,325	37,629	16,687	37,171
2005	37,635	38,766	17,469	38,358
2006	38,783	39,632	17,830	39,591
2007	42,716	43,077	18,321	42,838
2008	42,261	45,620	19,225	44,039
2009	47,829	51,907	18,978	49,991
2010	51,478	54,496	19,195	53,018
2011	52,156	57,007	19,938	55,138
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1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3With dividends and capital gains reinvested or interest compounded.

4Barclays Capital Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index results were used.

5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period of August 4, 1987 (when the fund began operations), through September 30, 1987.

The market indexes are unmanaged and, therefore, have no expenses.
Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2011)*

	1 year	5 years	10 years
Class A shares	−2.48%	5.29%	7.33%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio was 0.87% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

A time of risk, a world of opportunity

Economic woes, growing government debt levels and low yields pose great challenges for bond investors. But despite the possibility of lower overall bond returns, the case for investing in bonds — and in a global bond portfolio, in particular — remains compelling.

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There’s no getting around it — this is a very challenging environment for bond investing. The sustainability of the global economic recovery is in question. Europe is struggling to resolve a sovereign debt crisis. Developed world governments are hugely indebted, and their bonds offer yields that are close to record lows. Storm clouds are looming overhead.

What’s an investor to do? Despite all these problems and their associated uncertainties, we believe that the answer is clear. “If you’re somewhat worried about the global economic situation over the next year or so, there’s a convincing case to be made for owning more bonds than you normally would,” says Jim Mulally, a portfolio counselor for Capital World Bond Fund. “And if you’re really worried, there are strong reasons to consider owning more global bonds.”

Worries appear to be growing. In September, the International Monetary Fund characterized its revised estimate for the pace of growth during 2011–2012 as “anemic.” Sluggish growth tends not to bode well for broad stock market returns. Continued bouts of elevated stock market volatility are likely until there’s a greater sense of stability — both in terms of the economic environment and troubled government finances in Europe and beyond.

Why bonds?
Investing in bonds — even if their yields are relatively low — looks like a good idea against this backdrop. The fact that bond returns could potentially serve as a counterweight to stock market returns in the current environment also speaks to the reason to own bonds over the longer term: diversification.

Put simply, stock and bond markets typically behave differently. Their returns change by different magnitudes and often move in opposite directions, doing better or worse at different times in the business cycle. For example, when the economy thrives, stock markets typically do better than bonds. Conversely, when economic worries are greatest, bond returns tend to trump those of stocks because investors favor less risky assets.

Despite the benefits of bonds as a diversifier to stocks, some investors still worry about the low relative return potential of bonds. Typically, stocks offer greater returns than bonds. But that’s not to say that bonds’ typically more stable returns can’t be a match for stocks over certain time periods.

Over the last decade, U.S. government bond returns eclipsed those of U.S. stocks. Likewise, over year-to-date, as well as one-, three-, five- and 10-year periods (ending September 30, 2011), Capital World Bond Fund’s returns have been greater than those of the U.S. and global stock markets (as indicated by the S&P 500 and MSCI World indexes, respectively).

In other words, through investing in a broad array of different sectors (see “More than just Treasuries,” at right), the fund produced results for its investors that could possibly have helped offset the dramatic peaks and troughs in stock market investment returns of recent years.
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[Begin Sidebar]
More than just Treasuries

The global bond market has grown much more diverse and complex over the 24 years since the launch of Capital World Bond Fund. Part of the reason that a bond offers yield is to compensate investors for taking on credit risk (the possibility that a bond issuer will not meet its obligations). The fund can invest in a broad range of sectors, representing a variety of issuers and types of credit:

Sovereign debt
Also known as government bonds, sovereign debt is issued by particular countries. Issuance can be denominated in a country’s own currency — for example, U.S. Treasuries and German Bunds, which are denominated in U.S. dollars and in euros, respectively — or in a foreign currency, such as Hungary bonds denominated in U.S. dollars. Because exchange rates can fluctuate, bonds denominated in a foreign currency tend to offer more volatile (and potentially higher) total returns.

Corporate debt
A bond issued by a corporation is called corporate debt. In addition to being affected by broad economic factors such as interest rates, the value of corporate debt is also affected by investor perceptions of the financial health of the issuer. The riskier portion of this sector is high-yield bonds (rated Ba/BB and below).

Developing-country debt
While they may be quite advanced, markets in select nations — primarily in Eastern Europe, the Middle East, Latin America, Africa and parts of Asia — are still developing their economic, regulatory and financial infrastructures. Such countries are often still referred to as emerging markets, and therefore perceived as somehow particularly “risky.” But the reality is more nuanced — developing-country debt is not necessarily riskier than that of developed countries.

Inflation-linked debt
Also known as “linkers,” inflation-linked bonds have coupons that include additional payments that factor in inflation — ensuring that bond owners receive coupon payments that are not hurt by inflation.

Mortgage-related securities
There are several kinds of mortgage-related securities. Typically, owners of these securities are indirectly receiving the mortgage payments of a pool of homeowners. Total returns for mortgage-related securities tend to be higher when refinancing activity is low, as has been the case for a while.
[End Sidebar]

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Collaborative research in action

Nicholas Whyatt, a banking analyst in London with 14 years of investment experience, is one of the fund’s many investment professionals who spent significant time crisscrossing Europe with colleagues in recent years. Before the euro zone debt crisis struck, bond investment professionals grew increasingly uncomfortable that bond prices were not reflecting the varying credit risks of different issuer countries.

“We were acutely aware that what started as a banking crisis in 2008 could develop into a full-fledged sovereign debt crisis. European banks’ collective ownership of a large amount of euro zone government debt meant that the risks of banks and sovereigns were intertwined,” Nicholas explains. “To understand this situation required a holistic approach to research, encompassing bank-specific analysis, as well as economic and political insights.” For example, equity and bond investors typically focus on different aspects of a company’s balance sheet and business. When combined, these complementary perspectives can yield new insights.

Over recent years, the fund has carefully reduced its overall direct exposure to peripheral euro zone debt (although it did buy a small amount of debt, when very low bond prices appeared to adequately compensate investors for the risks entailed). Nicholas first began to collaborate on this issue with equity research colleagues in early 2009. In the interim, teams of bond and equity investment professionals and economists have visited different countries, spending time with central bankers and government officials, as well as bank management teams.
[End Sidebar]

Why global bonds?
Slowing economic growth and the need for many developed-market governments (and individuals) to reduce their debt burdens appear to have set the stage for an extended period of low yields. The yields for some government bonds — notably those of the larger issuers, including the United States, core euro zone and Japan — were at historically low levels, as of September 30, 2011.

Assuming that low growth rates in developed markets are consistent with low or decreasing inflation, overall stock market returns could be mediocre. In this context, global bonds can play a crucial role in an investor’s portfolio — providing incremental income (unlike holding cash) with less volatility than stock market returns.

So, although the unusually high (in historical terms) total returns recently generated by bonds are unlikely to be widely repeated in coming years, there’s still a case for staying invested in bonds.

But at a time when higher quality U.S. bonds appear to be most prized by nervous investors, it’s natural to ask why we believe that global bonds are a place to be. For starters, a well-constructed global bond portfolio offers investors another layer of diversification, explains portfolio counselor Mark Dalzell. “In the same way that adding an investment in bonds to one in stocks can help smooth overall returns, investing in bonds globally (versus just in the United States) can help diversify risk within the bond investment itself.”

Related to the idea of diversification is another key benefit of a global portfolio — investment scope. At a time of very low yields for U.S. Treasuries and other developed-country government bonds, it’s particularly important to have as broad an array of investment choices as possible.

The return potential of non-U.S. bonds versus U.S. bonds can be gauged through a comparison of the Barclays Capital Global Aggregate ex-USD Index with the Barclays Capital U.S. Aggregate Index. For more than a decade, the yield of the U.S. index exceeded that of its global (excluding U.S. dollar) counterpart. But in 2011, the relationship shifted so that the global (excluding U.S. dollar) index offered a comparative yield advantage (as of fiscal year-end). “Consistent with its guidelines, the fund is able to search for opportunities in numerous areas,” says Thomas Hogh, one of the fund’s portfolio counselors. “Markets are so diverse that there’s nearly always some portion that offers potentially attractive returns.”  (See the table below.)

As of September 30, 2011, the fund was invested in bonds issued by more than 280 companies and 50 governments around the world. Portfolio counselors rely on both top-down and bottom-up analysis to build the portfolio. Top-down analysis focuses on the big picture, such as interest rates and economic factors. Bottom-up begins with thorough analysis of individual bonds and issuers.

This fund has places to go
Research is the key to identifying attractive investment opportunities, explains Mark. “The pursuit of higher yields can entail great risks. Thorough research helps you understand the risk of a bond and ascertain if the yield adequately compensates a bondholder.”

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A different time, a different place

The table below shows the 10 countries whose bond market returns (in local currencies) were highest over recent calendar years, as well as the 10 currencies that fared best versus the U.S. dollar. The potential benefits of investing in global bonds and the additional value that can potentially be created through active currency management are clear.

2007		2008		2009		2010		2011*

Country	Currency	Country	Currency	Country	Currency	Country	Currency	Country	Currency

	Polish		Japanese		Australian		Japanese		Japanese
Chile	zloty	Australia	yen	Hungary	dollar	South Africa	yen	Australia	yen

	Canadian		Slovakian				Australian		Swiss
United States	dollar	New Zealand	koruna	Chile	Chilean peso	Mexico	dollar	New Zealand	franc

	Czech		United States		South African		South Africa		Czech
Hungary	koruna	South Africa	dollar	Mexico	rand	South Korea	rand	United Kingdom	koruna

	Norwegian		Singapore		New Zealand		Malaysian		United States
Hong Kong	krone	Sweden	dollar	Czech Republic	dollar	United Kingdom	ringgit	Canada	dollar

	Slovakian		Taiwan		Norwegian		Swiss
Singapore	koruna	South Korea	dollar	Euro Zone	krone	New Zealand	franc	Mexico	euro

	Australian		Malaysian		Canadian		Thai		Danish
Mexico	dollar	Norway	ringgit	United States	dollar	Denmark	baht	Denmark	krone

			Danish		British		Taiwan		Hong Kong
New Zealand	euro	Taiwan	krone	Denmark	pound	Canada	dollar	Sweden	dollar

	Danish				Swedish	Poland	Singapore	Czech	British
Canada	krone	Poland	euro	Poland	krona		dollar	Republic	pound

	Hungarian		Czech		Korean		Chilean		Norwegian
United Kingdom	forint	Malaysia	koruna	New Zealand	won	United States	peso	Chile	krone

	New Zealand		Hungarian		Mexican		New Zealand		Singapore
Norway	dollar	Mexico	forint	Canada	peso	Australia	dollar	Norway	dollar

Source: Barclays Capital. Country (local bond market) and currency based on returns listed in descending order.
*For the period 12/31/10–9/30/11.
[End Sidebar]

“Corporates are one of the areas where, using our research capabilities to pinpoint particularly robust issuers and securities, we may significantly increase the fund’s holdings over time,” says Mark. Many investment-grade (Baa/BBB and above) corporations have already positioned themselves for low growth and are in relatively good financial shape, as indicated by the large amount of cash that they have on their balance sheets, as well as historically low levels of leverage (the ratio of net debt to shareholder equity).

High-yield (rated Ba/BB and below) corporates are another area of interest. Economic uncertainty led the fund to hold a relatively small amount of high-yield over the last year or so. In the next couple of years, many of these companies will need to refinance, which could be difficult if the current credit environment persists.

“While we remain cognizant of the broad risks faced by high-yield issuers, their bonds have become relatively inexpensive and research is helping us to identify potential opportunities,” explains Ellen Carr, a portfolio counselor who manages the majority of the fund’s high-yield investments. Returns for high-yield bonds tend to move in sync with those of stocks, making it a particularly attractive holding to have when economic growth gets a firmer foothold.

Developing-market debt is another high-quality exposure that could benefit the portfolio when growing economic activity pushes interest rates higher. “In the current economic storm, investors have generally favored Treasuries and other traditional safe havens, even though some so-called emerging markets are actually in better fiscal and economic shape than many of their advanced-country counterparts,” says portfolio counselor Rob Neithart. “Many bonds appear to represent good value. So, dependent on country-specific considerations and how the global outlook evolves, it would not be a surprise to see the fund meaningfully add to its existing exposures in such countries as Mexico, Hungary, Korea or Israel.”

Developing-market bonds highlight another potential source of returns (and risk management) that is open to a global bond fund: active currency management. The total return (positive or negative) of a local-currency bond is amplified by fluctuations in the exchange rate of the local currency versus the U.S. dollar. In practice, the fund typically holds both local-currency and “hard-currency” bonds. The latter are denominated in a major foreign currency such as the dollar, euro or yen. The fund uses a variety of financial instruments to actively manage exposure to currency fluctuations arising from our holdings.

“The bottom line is that this fund can adapt,” notes Mark. “Dependent on our assessment of securities, issuers and the economic outlook, we have the ability to tilt the portfolio in a variety of directions — be that in terms of sector, credit quality, maturity or currency.”

Rising yields aren’t so bad (really)
Despite having the flexibility to look for opportunities around the globe to help offset the impact of very low U.S. yields, the fund will eventually have to face the traditional villain of bond investing — rising yields (which move inversely to prices). Given economic torpor, a sudden significant rise in U.S. interest rates appears unlikely, but how will the fund cope when yields rise?

The classic line of defense is to hold more shorter term bonds. When interest rates rise, the value of a portfolio with a shorter average maturity tends to hold up better than the value of one with a longer maturity. Another possible response could be to proactively increase holdings in inflation-linked bonds, also known as “linkers.”

“Pricing among some linkers implies inflation over the next five years that is comfortably below our expectations, and therefore we believe that they have a relatively attractive return potential,” says analyst Kevin Adams, who also invests as part of the analyst-managed portion of the fund’s portfolio. Yields on inflation-linked bonds tend to lag those of traditional bonds, offering another potential cushion against rising yields.

It’s also important to note that investing in higher yielding bonds offers the potential for higher returns. “Frankly, a low-yield environment tends to be associated with lower total returns for bonds,” says Thomas. “So, while periods of rising yields can hurt total returns on your existing bond investments, they can also serve as a good opportunity to reinvest.” ■

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[photo of Ellen Carr]
[photo of Mark Dalzell]
[photo of Thomas Hogh]
[photo of James Mulally]
[photo of Robert Neithart]

[Begin Sidebar]
A natural diversifier

Capital World Bond Fund’s portfolio counselors
The fund is primarily managed by five portfolio counselors, each of whom independently manages a portion of the fund’s assets, subject to the fund’s objectives and overall guidelines. A group of analysts also manages a small portion of total assets. Different investment experiences and points of view naturally create a blend of approaches and styles. This can help reduce the volatility of fund returns — especially during difficult market environments — and has tended to deliver consistent results over longer time periods.

	Years with Capital
Portfolio counselor	World Bond Fund	Total investment experience*

Ellen Carr	6	13

Mark Dalzell	21	33
Thomas Hogh	18	24
James Mulally	24	35
Robert Neithart	16	24

*As of September 30, 2011.
[End Sidebar]

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

Portfolio by type of security

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Percent of net assets as of September 30, 2011

Bonds & notes of governments & government agencies outside the U.S.	52.7%
Corporate bonds & notes of issuers outside the U.S.	12.7%
Mortgage- and asset-backed obligations	10.0%
U.S. corporate bonds & notes	9.6%
U.S. Treasury bonds & notes	8.5%
Bonds & notes of U.S. government agencies & other securities	0.8%
Short-term securities & other assets less liabilities	5.7%
[end pie chart]

Capital World Bond Fund net assets		unaudited
as of September 30, 2011
	Before	After
Currency weighting	forward	forward
by region:	contracts	contracts

United States	43.3%	53.2%
Europe	31.0	17.4
Asia/Pacific Basin	18.5	23.0
Other*	7.2	6.4

*Argentina, Brazil, Canada, Colombia, Chile, Israel, Mexico, South Africa and Uruguay.

Expense ratios
as of September 30, 2011

Capital World Bond Fund (Class A shares)	0.87%

Lipper Global Income Funds Average
(front-end load funds only)	1.07

Net assets and portfolio turnover

	Fund net assets	Portfolio
Fiscal year	(millions)	turnover

2011	$12,282	95%
2010	11,919	80
2009	9,859	106
2008	9,571	87
2007	5,559	76

Where the fund’s assets are invested …							unaudited

… and how those markets have done over the past year
as of September 30, 2011
					Bond market
					total returns1
	Capital World				12 months ended
	Bond Fund				September 30, 2011
	Before		After
Currency weighting	forward		forward		In local		In U.S.
by country:	contracts		contracts		currency		dollars

United States2	43.3%		53.2%		5.0%		5.0%
EMU3	19.1		7.4		0.3		−1.4
Japan	10.2		15.3		0.5		9.1
South Korea	3.3		3.0		4.8		1.4
Mexico	3.2		3.2		5.3		−4.5
United Kingdom	3.1		2.5		6.2		5.0
Sweden	2.8		2.2		5.5		3.2
Poland	2.7		2.4		4.8		−7.2
Malaysia	2.0		2.0		3.3		−0.1
Singapore	1.8		1.9		4.7		5.7
Canada	1.3		0.6		7.0		5.2
Israel	1.1		1.1		—	4	—	4
Hungary	0.9		0.9		2.8		−3.7
Denmark	0.9		0.5		5.3		3.4
Brazil	0.9		0.8		14.2	5	4.2	5
Turkey	0.8		0.8		8.2	5	−15.9	5
Philippines	0.5		0.2		2.3	5	2.7	5
Australia	0.5		0.5		9.7		9.9
Colombia	0.4		0.4		6.3	5	−0.7	5
Norway	0.4		0.4		6.4		5.9
South Africa	0.3		0.3		5.4		−8.0
Russian Federation	0.3		0.3		3.8	5	−1.6	5
Indonesia	0.2		0.1		14.3	5	16.1	5
Chile	—	6	—	6	8.4		0.0
Argentina	—	6	—	6	—	4	—	4
Uruguay	—	6	—	6	—	4	—	4

1 Source: Barclays Capital Global Aggregate Index.
2 Includes U.S. dollar-denominated debt of other countries, totaling 12.8%.
3 Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

4 This market is not included in the Barclays Capital Global Aggregate Index or the JP Morgan GBI–EM Broad Diversified Index.
5 Source: JP Morgan GBI–EM Broad Diversified Index.
6 Amount less than 0.1%.

Summary Investment portfolio September 30, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 94.25%	(000)	(000)	assets

Euros - 19.08%
German Government:
Series 6, 4.00% 2016	€64,840	US$ 98,483
Series 7, 4.00% 2018	77,650	120,371
Series 8, 4.25% 2018	72,195	114,223
3.75% 2019	46,215	71,351
3.00% 2020	41,060	60,646
Series 9, 3.25% 2020	92,990	139,920
6.25% 2024	38,396	73,960
1.50%-6.25% 2013-2040 (1)	166,609	266,973	7.70%
Belgium (Kingdom of):
Series 49, 4.00% 2017	98,965	138,640	1.48
4.00%-5.50% 2017-2021	29,745	42,987
Italian Government:
3.75% 2016	39,850	51,074	1.04
3.75%-4.75% 2013-2021	58,800	76,360
Deutsche Genossenschaftsbank-Hypothekenbank AG:
4.50% 2013 (2)	25,500	35,458
4.00% 2016 (2)	61,600	89,469	1.02
Netherlands Government Eurobond 4.50% 2017	35,235	54,348	.44
Spanish Government 3.25% 2016	39,500	50,960	.41
Kingdom of Denmark 1.75% 2015	36,625	49,449	.40
Hungarian Government 6.00% 2019	5,750	7,378	.06
Other securities		801,894	6.53
		2,343,944	19.08

Japanese yen - 10.16%
Japanese Government:
Series 269, 1.30% 2015	¥25,658,400	344,560
Series 284, 1.70% 2016	7,708,700	106,601
Series 14, 1.20% 2017 (1)	4,226,615	56,256
Series 296, 1.50% 2018	3,781,850	52,036
Series 299, 1.30% 2019	19,702,500	267,531
Series 310, 1.00% 2020	13,821,500	181,103
Series 21, 2.30% 2035	5,060,000	71,283
0.50%-2.40% 2012-2038 (1)	11,080,765	149,540	10.00
Other securities		19,314	.16
		1,248,224	10.16

South Korean won - 3.27%
South Korean Government:
5.00% 2014	KRW 79,326,500	69,954
5.25% 2015	67,301,860	60,465
5.50% 2017	60,243,100	56,041
4.00%-5.75% 2013-2018	242,627,530	215,117	3.27
		401,577	3.27

Mexican pesos - 3.16%
United Mexican States Government:
Series M10, 8.00% 2015	MXN 850,000	67,748
Series M10, 7.75% 2017	1,470,400	118,125
4.00%-10.00% 2012-2040 (1)	2,483,858	201,735	3.15
Other securities		1,023	.01
		388,631	3.16

British pounds - 3.14%
United Kingdom:
3.75% 2019	£32,025	56,148
0.625%-5.00% 2011-2046 (1)	129,458	237,766	2.39
Other securities		92,245	.75
		386,159	3.14

Swedish kronor - 2.78%
Swedish Government:
Series 1049, 4.50% 2015	SKr 1,150,850	187,723
3.50%-6.75% 2012-2028 (1) (2)	766,128	137,322	2.65
Other securities		15,797	.13
		340,842	2.78

Polish zloty - 2.74%
Polish Government:
Series 0414, 5.75% 2014	PLN 567,850	175,795
Series 1017, 5.25% 2017	540,280	160,826	2.74
		336,621	2.74

Malaysian ringgits - 2.00%
Malaysian Government:
Series 509, 3.21% 2013	MYR 232,125	72,878
Series 204, 5.094% 2014	163,575	53,589
Series 0207, 3.814% 2017	159,605	50,840
Series 0210, 4.012% 2017	178,345	57,287
Series 2/03, 4.24% 2018	35,000	11,360	2.00
		245,954	2.00

Singapore dollars - 1.75%
Singapore (Republic of):
3.75% 2016	$ S 154,460	135,749
1.625%-3.25% 2013-2020	96,750	79,108	1.75
		214,857	1.75

Israeli shekels - 1.11%
Israeli Government:
5.50% 2017	ILS 315,745	90,870
4.50%-6.50% 2015-2016 (1)	156,310	45,042	1.11
		135,912	1.11

Hungarian forints - 0.91%
Hungarian Government:
Series 17/B, 6.75% 2017	HUF 11,870,150	52,193
5.50%-8.00% 2014-2019	13,221,620	58,890	.91
		111,083	.91

Danish kroner - 0.85%
Kingdom of Denmark 4.00% 2015	DKr 490,000	98,451	.80
Other securities		6,560	.05
		105,011	.85

U.S. dollars - 37.63%
U.S. Treasury:
1.00% 2012	US$ 116,000	116,599
1.00% 2012	56,455	56,706
1.25% 2014	64,062	65,439
5.125% 2016	42,250	50,460
2.125% 2021	78,230	79,771
5.25% 2029	46,350	63,515
3.875% 2040	47,000	56,032
0.50%-8.75% 2011-2041 (1)	509,585	558,913	8.53
Fannie Mae:
3.00% 2026 (2)	49,500	50,652
6.00% 2038 (2)	47,825	52,573
4.50% 2041 (2)	46,750	49,621
0%-9.828% 2017-2048 (2) (3)	607,375	644,434	6.49
Freddie Mac 0%-6.00% 2025-2041 (2) (3)	56,299	59,281	.48
Hungarian Government 6.25%-7.625% 2020-2041	43,700	42,646	.35
Polish Government 5.125%-6.375% 2019-2021	37,860	40,572	.33
United Mexican States Government Global 5.95%-6.375% 2013-2040	12,591	14,324
United Mexican States Government 5.75% 2110	3,000	2,970	.14
South Korean Government 5.75% 2014	3,400	3,673	.03
Other securities		2,613,554	21.28
		4,621,735	37.63

Other currencies - 5.67%
Other securities		695,560	5.67

Total bonds & notes (cost: $11,304,563,000)		11,576,110	94.25

			Percent
		Value	of net
Preferred securities - 0.02%		(000)	assets

U.S. dollars - 0.02%
Other securities		US$ 2,493	.02

Total preferred securities (cost: $2,573,000)		2,493	.02

			Percent
		Value	of net
Common stocks - 0.01%		(000)	assets

U.S. dollars - 0.01%
Other securities		US$ 1,713	.01

Miscellaneous - 0.00%
Other common stocks in initial period of acquisition		57	.00

Total common stocks (cost: $1,318,000)		1,770	.01

			Percent
		Value	of net
Warrants - 0.00%		(000)	assets

U.S. dollars - 0.00%
Other securities		US$ 87	.00

Total warrants (cost: $1,196,000)		87	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.00%	(000)	(000)	assets

Freddie Mac 0.08%-0.21% due 11/1/2011-7/10/2012	US$ 298,920	US$ 298,792	2.43
Fannie Mae 0.07%-0.14% due 11/7/2011-6/18/2012	145,129	145,096	1.18
Scotiabank Inc. 0.075% due 10/24/2011 (4)	100,000	99,995	.82
KfW 0.10% due 10/21/2011 (4)	50,000	49,997	.41
Other securities		142,376	1.16

Total short-term securities (cost: $736,150,000)		US$ 736,256	6.00

Total investment securities (cost: $12,045,800,000)		12,316,716	100.28
Other assets less liabilities		(34,465)	(.28)

Net assets		US$ 12,282,251	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,839,000, which represented .05% of the net assets of the fund. One of these securities (with a value of $11,000, a cost of $17,000 and representing less than .01% of the net assets of the fund) was acquired through a private placement transaction on 4/30/2010, that may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government price index.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Coupon rate may change periodically.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,080,419,000, which represented 8.80% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $12,045,800)		$12,316,716
Cash		831
Unrealized appreciation on open forward currency contracts		41,093
Receivables for:
Sales of investments	$93,912
Sales of fund's shares	17,902
Closed forward currency contracts	3,705
Interest	163,640	279,159
		12,637,799
Liabilities:
Unrealized depreciation on open forward currency contracts		6,789
Payables for:
Purchases of investments	310,927
Repurchases of fund's shares	19,878
Closed forward currency contracts	7,837
Investment advisory services	4,541
Services provided by related parties	4,886
Trustees' deferred compensation	127
Other	563	348,759
Net assets at September 30, 2011		$12,282,251

Net assets consist of:
Capital paid in on shares of beneficial interest		$11,933,429
Undistributed net investment income		71,998
Accumulated net realized loss		(19,964)
Net unrealized appreciation		296,788
Net assets at September 30, 2011		$12,282,251

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (600,878 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$7,868,162	384,259	$20.48
Class B	186,036	9,143	20.35
Class C	822,415	40,686	20.21
Class F-1	1,323,690	64,988	20.37
Class F-2	524,381	25,639	20.45
Class 529-A	344,411	16,779	20.53
Class 529-B	18,397	901	20.41
Class 529-C	167,757	8,242	20.35
Class 529-E	18,245	894	20.42
Class 529-F-1	30,612	1,499	20.42
Class R-1	20,819	1,024	20.33
Class R-2	184,811	9,089	20.33
Class R-3	202,096	9,883	20.45
Class R-4	117,313	5,733	20.46
Class R-5	173,662	8,476	20.49
Class R-6	279,444	13,643	20.48

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2011	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $3,046)	$495,210
Dividends	227	$495,437

Fees and expenses*:
Investment advisory services	53,214
Distribution services	36,974
Transfer agent services	11,984
Administrative services	7,440
Reports to shareholders	888
Registration statement and prospectus	502
Trustees' compensation	100
Auditing and legal	242
Custodian	2,430
State and local taxes	155
Other	646
Total fees and expenses before reimbursement	114,575
Less reimbursement of fees and expenses	129
Total fees and expenses after reimbursement		114,446
Net investment income		380,991

Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments	292,411
Forward currency contracts	(28,777)
Currency transactions	(3,642)	259,992
Net unrealized (depreciation) appreciation on:
Investments	(561,045)
Forward currency contracts	57,249
Currency translations	(13,241)	(517,037)
Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency		(257,045)
Net increase in net assets resulting
from operations		$123,946

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended September 30
	2011	2010
Operations:
Net investment income	$380,991	$379,774
Net realized gain on investments, forward currency contracts and currency transactions	259,992	169,578
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(517,037)	266,715
Net increase in net assets resulting from operations	123,946	816,067

Dividends paid to shareholders from net investment income	(460,566)	(407,357)

Net capital share transactions	699,649	1,652,005

Total increase in net assets	363,029	2,060,715

Net assets:
Beginning of year	11,919,222	9,858,507
End of year (including undistributed
net investment income: $71,998 and $46,206, respectively)	$12,282,251	$11,919,222

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Capital World Bond (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities. Effective December 1, 2010, the fund reorganized from a Maryland corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

 The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Bonds & notes:
Euros	$-	$2,343,944	$-	$2,343,944
Japanese yen	-	1,248,224	-	1,248,224
South Korean won	-	401,577	-	401,577
Mexican pesos	-	388,631	-	388,631
British pounds	-	386,159	-	386,159
Swedish kronor	-	340,842	-	340,842
Polish zloty	-	336,621	-	336,621
Malaysian ringgits	-	245,954	-	245,954
Singapore dollars	-	214,857	-	214,857
U.S. dollars	-	4,615,994	5,741	4,621,735
Other currencies	-	1,047,566	-	1,047,566
Preferred securities	2,493	-	-	2,493
Common stocks	1,759	-	11	1,770
Warrants	-	87	-	87
Short-term securities	-	736,256	-	736,256
Total	$4,252	$12,306,712	$5,752	$12,316,716

Forward currency contracts(1):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$41,093	$-	$41,093
Unrealized depreciation on open forward currency contracts	-	(6,789)	-	(6,789)
Total	$-	$34,304	$-	$34,304

(1) Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2011 (dollars in thousands):

	Beginning value at 10/1/2010	Transfers into Level 3(2)	Purchases	Sales	Net realized loss(3)	Unrealized depreciation(3)	Transfers out of Level 3(2)	Ending value at 9/30/2011
Investment securities	$4,166	$356	$4,034	$(435)	$(2)	$(1,063)	$(1,304)	$5,752

Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2011 (dollars in thousands)(3):								$(12)

(2) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(3) Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging market countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities and tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2011, the fund reclassified $105,392,000 from accumulated net realized loss to undistributed net investment income and $25,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$115,929
Capital loss carryforward expiring 2018*	$(13,129)
Gross unrealized appreciation on investment securities	573,245
Gross unrealized depreciation on investment securities	(320,202)
Net unrealized appreciation on investment securities	253,043
Cost of investment securities	12,063,673

*Reflects the utilization of capital loss carryforwards of $152,556,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2011	2010
Class A	$300,822	$268,737
Class B	6,529	7,439
Class C	26,327	24,473
Class F-1	50,943	47,344
Class F-2	20,935	17,016
Class 529-A	12,351	9,264
Class 529-B	593	613
Class 529-C	4,949	3,790
Class 529-E	619	464
Class 529-F-1	1,168	855
Class R-1	666	588
Class R-2	5,635	4,584
Class R-3	7,045	5,708
Class R-4	4,516	3,848
Class R-5	6,377	5,207
Class R-6	11,091	7,427
Total	$460,566	$407,357

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provided for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.57% on the first $1 billion of daily net assets and decreasing to 0.38% on such assets in excess of $10 billion. The board of trustees approved an amended agreement effective April 1, 2011, decreasing the annual rate on net assets in excess of $15 billion from a rate of 0.38% to 0.36%. For the year ended September 30, 2011, the investment advisory services fee was $53,214,000, which was equivalent to an annualized rate of 0.443% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2011, the total administrative services fees paid by CRMC were $129,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$17,977	$11,655	Not applicable	Not applicable	Not applicable
Class B	2,112	329	Not applicable	Not applicable	Not applicable
Class C	8,321	Included in administrative services	$1,249	$232	Not applicable
Class F-1	3,232		1,950	114	Not applicable
Class F-2	Not applicable		730	22	Not applicable
Class 529-A	658		386	67	$318
Class 529-B	198		24	8	20
Class 529-C	1,587		193	50	159
Class 529-E	85		18	3	17
Class 529-F-1	-		34	6	28
Class R-1	212		25	14	Not applicable
Class R-2	1,330		261	603	Not applicable
Class R-3	976		280	169	Not applicable
Class R-4	286		163	11	Not applicable
Class R-5	Not applicable		146	7	Not applicable
Class R-6	Not applicable		130	3	Not applicable
Total	$36,974	$11,984	$5,589	$1,309	$542

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $100,000, shown on the accompanying financial statements, includes $86,000 in current fees (either paid in cash or deferred) and a net increase of $14,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2011
Class A	$1,917,013	91,430	$287,913	14,026	$(1,799,665)	(86,380)	$405,261	19,076
Class B	33,445	1,603	6,245	306	(90,376)	(4,364)	(50,686)	(2,455)
Class C	198,116	9,580	24,773	1,223	(239,003)	(11,634)	(16,114)	(831)
Class F-1	467,337	22,480	47,788	2,340	(461,411)	(22,282)	53,714	2,538
Class F-2	182,636	8,751	17,553	856	(130,422)	(6,270)	69,767	3,337
Class 529-A	97,684	4,662	12,349	600	(48,882)	(2,341)	61,151	2,921
Class 529-B	3,677	176	592	29	(6,986)	(337)	(2,717)	(132)
Class 529-C	49,281	2,375	4,949	243	(29,733)	(1,435)	24,497	1,183
Class 529-E	5,037	242	619	30	(2,729)	(131)	2,927	141
Class 529-F-1	10,395	500	1,165	57	(5,504)	(264)	6,056	293
Class R-1	6,698	323	659	32	(7,434)	(360)	(77)	(5)
Class R-2	74,317	3,581	5,633	277	(62,703)	(3,028)	17,247	830
Class R-3	97,101	4,651	7,036	343	(82,817)	(3,970)	21,320	1,024
Class R-4	55,164	2,639	4,510	220	(53,043)	(2,544)	6,631	315
Class R-5	97,167	4,626	6,364	310	(70,587)	(3,375)	32,944	1,561
Class R-6	88,127	4,222	11,091	539	(31,490)	(1,497)	67,728	3,264
Total net increase
(decrease)	$3,383,195	161,841	$439,239	21,431	$(3,122,785)	(150,212)	$699,649	33,060

Year ended September 30, 2010
Class A	$2,536,760	124,783	$253,031	12,526	$(1,737,470)	(86,018)	$1,052,321	51,291
Class B	56,614	2,801	7,076	353	(89,532)	(4,459)	(25,842)	(1,305)
Class C	296,908	14,792	22,626	1,134	(206,945)	(10,376)	112,589	5,550
Class F-1	479,083	23,695	42,719	2,126	(471,898)	(23,436)	49,904	2,385
Class F-2	263,692	12,997	13,499	669	(149,346)	(7,394)	127,845	6,272
Class 529-A	103,724	5,100	9,263	457	(31,497)	(1,551)	81,490	4,006
Class 529-B	5,429	268	613	30	(5,409)	(269)	633	29
Class 529-C	56,993	2,824	3,789	189	(22,303)	(1,109)	38,479	1,904
Class 529-E	5,970	296	464	23	(2,281)	(113)	4,153	206
Class 529-F-1	9,146	452	855	42	(3,254)	(161)	6,747	333
Class R-1	8,971	445	579	29	(6,111)	(304)	3,439	170
Class R-2	73,852	3,667	4,582	228	(42,324)	(2,106)	36,110	1,789
Class R-3	97,258	4,806	5,699	282	(67,443)	(3,348)	35,514	1,740
Class R-4	52,394	2,582	3,837	190	(39,997)	(1,972)	16,234	800
Class R-5	70,886	3,490	5,199	257	(45,511)	(2,242)	30,574	1,505
Class R-6	83,946	4,141	7,427	367	(9,558)	(473)	81,815	4,035
Total net increase
(decrease)	$4,201,626	207,139	$381,258	18,902	$(2,930,879)	(145,331)	$1,652,005	80,710

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,527,744,000 and $8,913,927,000, respectively, during the year ended September 30, 2011.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. To reduce these risks, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party can not meet their contractual obligations.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of September 30, 2011, the fund had open forward currency contracts to purchase or sell currencies, as shown in the following table. The average notional amount of open forward currency contracts was $1,942,320,000 over the prior 12-month period.

					(amounts in thousands)
			Contract amount			Unrealized (depreciation) appreciation at 9/30/2011
	Settlement date	Counterparty	Receive		Deliver

Purchases:
Japanese yen	10/5/2011	UBS AG		¥3,766,830	$49,002	US$(162)
Japanese yen	10/6/2011	HSBC Bank		¥8,284,500	$107,770	(353)
Japanese yen	10/7/2011	Citibank		¥3,872,030	$50,350	(144)
Japanese yen	10/7/2011	Barclays Bank PLC		¥3,894,284	$50,641	(147)
Japanese yen	10/12/2011	UBS AG		¥1,939,983	$25,097	59
Japanese yen	10/13/2011	UBS AG		¥1,987,454	$25,678	94
Japanese yen	10/17/2011	JPMorgan Chase		¥1,919,396	$24,988	(97)
Japanese yen	10/27/2011	HSBC Bank		¥1,789,438	$23,433	(224)
Japanese yen	10/27/2011	JPMorgan Chase		¥814,113	$10,647	(88)
Japanese yen	10/27/2011	UBS AG		¥1,910,016	$25,054	(282)
Japanese yen	11/4/2011	Bank of New York Mellon		¥9,040,000	$117,969	(707)
Singapore dollars	10/27/2011	Citibank	$	S30,861	$24,439	(841)
						US$(2,892)

Sales:
Brazilian reais	10/18/2011	JPMorgan Chase		$9,866	BRL17,000	US$867
British pounds	10/5/2011	UBS AG		€19,854	£17,550	(768)
British pounds	10/6/2011	Bank of New York Mellon		$14,104	£8,600	694
British pounds	10/12/2011	UBS AG		$14,566	£9,075	416
British pounds	10/13/2011	UBS AG		$3,346	£2,130	25
British pounds	10/13/2011	HSBC Bank		$70,835	£44,600	1,295
British pounds	10/17/2011	Barclays Bank PLC		$5,689	£3,600	76
British pounds	10/27/2011	JPMorgan Chase		$3,136	£2,000	18
British pounds	10/28/2011	Barclays Bank PLC		€27,360	£24,050	(845)
British pounds	11/4/2011	JPMorgan Chase		€6,333	£5,510	(107)
British pounds	11/4/2011	JPMorgan Chase		$6,228	£4,000	(7)
Canadian dollars	10/13/2011	UBS AG		$40,094	$ C40,000	1,936
Canadian dollars	10/21/2011	UBS AG		$50,264	$ C49,920	2,652
Danish kroner	10/31/2011	Citibank		$46,479	DKr253,750	801
Euros	10/5/2011	UBS AG		$6,522	€4,500	493
Euros	10/5/2011	UBS AG		$28,624	€19,750	2,165
Euros	10/11/2011	Barclays Bank PLC		$33,144	€23,540	1,610
Euros	10/12/2011	UBS AG		$8,912	€6,375	372
Euros	10/12/2011	JPMorgan Chase		$1,042	€750	37
Euros	10/13/2011	HSBC Bank		$1,231	€900	26
Euros	10/13/2011	Barclays Bank PLC		$11,576	€8,460	243
Euros	10/13/2011	JPMorgan Chase		$120,966	€88,000	3,081
Euros	10/14/2011	Citibank		¥1,816,227	€16,860	966
Euros	10/14/2011	Barclays Bank PLC		¥1,953,841	€18,400	688
Euros	10/14/2011	Citibank		¥1,416,571	€13,150	754
Euros	10/14/2011	JPMorgan Chase		$12,178	€8,980	149
Euros	10/14/2011	UBS AG		$50,338	€37,100	639
Euros	10/17/2011	Citibank		$9,305	€6,760	250
Euros	10/17/2011	Citibank		$11,012	€8,000	296
Euros	10/17/2011	Citibank		$24,309	€17,660	652
Euros	10/20/2011	HSBC Bank		$41,338	€30,000	1,152
Euros	10/20/2011	Barclays Bank PLC		$22,604	€16,400	636
Euros	10/20/2011	Citibank		$826	€600	23
Euros	10/20/2011	UBS AG		$31,304	€23,070	401
Euros	10/20/2011	JPMorgan Chase		$24,126	€17,520	657
Euros	10/20/2011	JPMorgan Chase		$12,644	€9,280	214
Euros	10/20/2011	Barclays Bank PLC		$30,475	€22,590	215
Euros	10/21/2011	Barclays Bank PLC		$48,972	€35,890	896
Euros	10/25/2011	HSBC Bank		$4,926	€3,600	99
Euros	10/26/2011	UBS AG		$11,620	€8,500	234
Euros	10/26/2011	JPMorgan Chase		$63,890	€47,500	265
Euros	10/26/2011	JPMorgan Chase		$71,275	€52,160	1,408
Euros	10/26/2011	UBS AG		$14,262	€10,350	399
Euros	10/27/2011	Barclays Bank PLC		£36,253	€41,500	929
Euros	10/27/2011	JPMorgan Chase		$30,949	€22,690	557
Euros	10/28/2011	Citibank		$673	€500	3
Euros	10/28/2011	Barclays Bank PLC		$5,424	€4,030	26
Euros	10/28/2011	JPMorgan Chase		$101,559	€73,700	2,840
Euros	10/28/2011	JPMorgan Chase		$63,374	€47,150	219
Euros	10/31/2011	Citibank		$21,816	€16,000	385
Euros	10/31/2011	JPMorgan Chase		¥1,079,980	€10,315	192
Euros	10/31/2011	JPMorgan Chase		$183,731	€134,700	3,309
Euros	10/31/2011	JPMorgan Chase		$21,824	€16,000	393
Euros	10/31/2011	JPMorgan Chase		$106,051	€77,750	1,910
Euros	10/31/2011	Barclays Bank PLC		¥2,813,880	€26,850	534
Euros	11/2/2011	Barclays Bank PLC		$22,939	€17,000	169
Euros	11/3/2011	JPMorgan Chase		£36,933	€42,500	648
Euros	11/3/2011	HSBC Bank		$29,460	€21,750	328
Euros	11/3/2011	Barclays Bank PLC		$16,164	€11,925	192
Indonesian rupiah	10/18/2011	JPMorgan Chase		$14,809	IDR138,905,850	(967)
Philippine pesos	10/20/2011	JPMorgan Chase		$2,273	PHP100,000	(11)
Philippine pesos	10/25/2011	JPMorgan Chase		$41,058	PHP1,799,141	(26)
Polish zloty	11/2/2011	Barclays Bank PLC		$47,437	PLN156,000	506
South Korean won	10/26/2011	JPMorgan Chase		$3,537	KRW4,297,897	(104)
South Korean won	10/26/2011	JPMorgan Chase		$25,536	KRW30,260,000	(103)
Swedish kronor	10/26/2011	JPMorgan Chase		$75,021	SKr521,000	(806)
						US$37,196

Forward currency contracts - net						US$34,304

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 9/30/2011	$21.03	$.68	$(.41)	$.27	$(.82)	$-	$(.82)	$20.48	1.32%	$7,868	.87%	.87%	3.26%
Year ended 9/30/2010	20.28	.71	.80	1.51	(.76)	-	(.76)	21.03	7.63	7,679	.88	.88	3.52
Year ended 9/30/2009	18.88	.74	1.65	2.39	(.99)	-	(.99)	20.28	13.17	6,364	.87	.86	4.00
Year ended 9/30/2008	20.17	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.88	(1.06)	6,190	.90	.86	4.31
Year ended 9/30/2007	18.93	.84	1.04	1.88	(.64)	-	(.64)	20.17	10.14	3,569	.98	.93	4.32
Class B:
Year ended 9/30/2011	20.89	.52	(.41)	.11	(.65)	-	(.65)	20.35	.56	186	1.64	1.64	2.49
Year ended 9/30/2010	20.15	.56	.78	1.34	(.60)	-	(.60)	20.89	6.79	242	1.64	1.64	2.76
Year ended 9/30/2009	18.73	.59	1.63	2.22	(.80)	-	(.80)	20.15	12.23	260	1.68	1.66	3.20
Year ended 9/30/2008	20.02	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.73	(1.78)	291	1.64	1.60	3.56
Year ended 9/30/2007	18.79	.69	1.04	1.73	(.50)	-	(.50)	20.02	9.38	156	1.71	1.66	3.59
Class C:
Year ended 9/30/2011	20.77	.51	(.42)	.09	(.65)	-	(.65)	20.21	.48	822	1.66	1.66	2.47
Year ended 9/30/2010	20.04	.54	.79	1.33	(.60)	-	(.60)	20.77	6.79	862	1.67	1.67	2.73
Year ended 9/30/2009	18.63	.58	1.62	2.20	(.79)	-	(.79)	20.04	12.23	721	1.70	1.68	3.17
Year ended 9/30/2008	19.92	.70	(1.03)	(.33)	(.90)	(.06)	(.96)	18.63	(1.81)	730	1.69	1.64	3.52
Year ended 9/30/2007	18.71	.68	1.03	1.71	(.50)	-	(.50)	19.92	9.31	400	1.74	1.69	3.56
Class F-1:
Year ended 9/30/2011	20.92	.67	(.41)	.26	(.81)	-	(.81)	20.37	1.31	1,324	.89	.89	3.24
Year ended 9/30/2010	20.18	.71	.78	1.49	(.75)	-	(.75)	20.92	7.61	1,307	.88	.88	3.51
Year ended 9/30/2009	18.79	.74	1.63	2.37	(.98)	-	(.98)	20.18	13.12	1,212	.90	.89	3.98
Year ended 9/30/2008	20.08	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.79	(1.03)	1,521	.89	.84	4.33
Year ended 9/30/2007	18.85	.85	1.03	1.88	(.65)	-	(.65)	20.08	10.18	977	.92	.87	4.38
Class F-2:
Year ended 9/30/2011	21.01	.73	(.42)	.31	(.87)	-	(.87)	20.45	1.52	524	.63	.63	3.50
Year ended 9/30/2010	20.25	.76	.81	1.57	(.81)	-	(.81)	21.01	7.97	468	.62	.62	3.77
Year ended 9/30/2009	18.89	.78	1.64	2.42	(1.06)	-	(1.06)	20.25	13.35	325	.66	.66	4.08
Period from 8/1/2008 to 9/30/2008	20.05	.13	(1.29)	(1.16)	-	-	-	18.89	(5.79)	28	.11	.10	.71
Class 529-A:
Year ended 9/30/2011	21.08	.67	(.41)	.26	(.81)	-	(.81)	20.53	1.26	344	.93	.93	3.19
Year ended 9/30/2010	20.32	.70	.81	1.51	(.75)	-	(.75)	21.08	7.62	292	.93	.93	3.46
Year ended 9/30/2009	18.93	.73	1.64	2.37	(.98)	-	(.98)	20.32	13.02	200	.94	.93	3.92
Year ended 9/30/2008	20.21	.86	(1.04)	(.18)	(1.04)	(.06)	(1.10)	18.93	(1.03)	158	.93	.88	4.29
Year ended 9/30/2007	18.97	.83	1.04	1.87	(.63)	-	(.63)	20.21	10.09	93	1.00	.95	4.30
Class 529-B:
Year ended 9/30/2011	20.95	.50	(.41)	.09	(.63)	-	(.63)	20.41	.46	18	1.74	1.74	2.39
Year ended 9/30/2010	20.21	.54	.78	1.32	(.58)	-	(.58)	20.95	6.69	22	1.74	1.74	2.66
Year ended 9/30/2009	18.78	.57	1.64	2.21	(.78)	-	(.78)	20.21	12.16	20	1.77	1.76	3.09
Year ended 9/30/2008	20.07	.69	(1.04)	(.35)	(.88)	(.06)	(.94)	18.78	(1.91)	18	1.76	1.71	3.46
Year ended 9/30/2007	18.84	.67	1.04	1.71	(.48)	-	(.48)	20.07	9.25	11	1.82	1.77	3.47
Class 529-C:
Year ended 9/30/2011	20.91	.50	(.42)	.08	(.64)	-	(.64)	20.35	.42	168	1.73	1.73	2.39
Year ended 9/30/2010	20.17	.54	.79	1.33	(.59)	-	(.59)	20.91	6.75	148	1.73	1.73	2.66
Year ended 9/30/2009	18.76	.58	1.62	2.20	(.79)	-	(.79)	20.17	12.09	104	1.77	1.76	3.09
Year ended 9/30/2008	20.05	.69	(1.03)	(.34)	(.89)	(.06)	(.95)	18.76	(1.87)	83	1.75	1.70	3.47
Year ended 9/30/2007	18.83	.67	1.04	1.71	(.49)	-	(.49)	20.05	9.23	45	1.81	1.76	3.49
Class 529-E:
Year ended 9/30/2011	20.97	.61	(.41)	.20	(.75)	-	(.75)	20.42	.98	18	1.21	1.21	2.91
Year ended 9/30/2010	20.22	.64	.80	1.44	(.69)	-	(.69)	20.97	7.30	16	1.22	1.22	3.17
Year ended 9/30/2009	18.82	.67	1.64	2.31	(.91)	-	(.91)	20.22	12.71	11	1.26	1.24	3.60
Year ended 9/30/2008	20.11	.80	(1.05)	(.25)	(.98)	(.06)	(1.04)	18.82	(1.38)	9	1.24	1.19	3.98
Year ended 9/30/2007	18.88	.77	1.04	1.81	(.58)	-	(.58)	20.11	9.77	5	1.30	1.25	4.00

Class 529-F-1:
Year ended 9/30/2011	$20.98	$.71	$(.42)	$.29	$(.85)	$-	$(.85)	$20.42	1.42%	$31	.73%	.73%	3.40%
Year ended 9/30/2010	20.23	.74	.80	1.54	(.79)	-	(.79)	20.98	7.82	25	.72	.72	3.67
Year ended 9/30/2009	18.85	.76	1.64	2.40	(1.02)	-	(1.02)	20.23	13.27	18	.76	.75	4.10
Year ended 9/30/2008	20.14	.90	(1.05)	(.15)	(1.08)	(.06)	(1.14)	18.85	(.89)	14	.73	.69	4.49
Year ended 9/30/2007	18.90	.87	1.04	1.91	(.67)	-	(.67)	20.14	10.33	9	.80	.75	4.51
Class R-1:
Year ended 9/30/2011	20.89	.51	(.42)	.09	(.65)	-	(.65)	20.33	.47	21	1.66	1.66	2.47
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	-	(.60)	20.89	6.80	21	1.67	1.67	2.72
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.20	17	1.69	1.68	3.17
Year ended 9/30/2008	20.03	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.74	(1.77)	16	1.67	1.62	3.55
Year ended 9/30/2007	18.82	.68	1.04	1.72	(.51)	-	(.51)	20.03	9.30	9	1.78	1.71	3.56
Class R-2:
Year ended 9/30/2011	20.89	.52	(.42)	.10	(.66)	-	(.66)	20.33	.50	185	1.72	1.64	2.48
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	-	(.60)	20.89	6.83	173	1.73	1.65	2.74
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.22	130	1.83	1.66	3.18
Year ended 9/30/2008	20.03	.71	(1.04)	(.33)	(.90)	(.06)	(.96)	18.74	(1.81)	105	1.81	1.63	3.55
Year ended 9/30/2007	18.81	.69	1.04	1.73	(.51)	-	(.51)	20.03	9.34	65	1.96	1.67	3.58
Class R-3:
Year ended 9/30/2011	21.00	.61	(.41)	.20	(.75)	-	(.75)	20.45	.98	202	1.21	1.21	2.92
Year ended 9/30/2010	20.25	.64	.80	1.44	(.69)	-	(.69)	21.00	7.28	186	1.22	1.22	3.17
Year ended 9/30/2009	18.85	.67	1.63	2.30	(.90)	-	(.90)	20.25	12.67	144	1.25	1.24	3.61
Year ended 9/30/2008	20.13	.80	(1.04)	(.24)	(.98)	(.06)	(1.04)	18.85	(1.33)	122	1.24	1.19	3.98
Year ended 9/30/2007	18.90	.77	1.04	1.81	(.58)	-	(.58)	20.13	9.74	73	1.31	1.26	4.00
Class R-4:
Year ended 9/30/2011	21.02	.68	(.42)	.26	(.82)	-	(.82)	20.46	1.26	117	.88	.88	3.25
Year ended 9/30/2010	20.26	.71	.80	1.51	(.75)	-	(.75)	21.02	7.68	114	.89	.89	3.51
Year ended 9/30/2009	18.88	.74	1.63	2.37	(.99)	-	(.99)	20.26	13.04	94	.91	.90	3.95
Year ended 9/30/2008	20.16	.86	(1.03)	(.17)	(1.05)	(.06)	(1.11)	18.88	(1.01)	71	.91	.86	4.31
Year ended 9/30/2007	18.92	.84	1.04	1.88	(.64)	-	(.64)	20.16	10.08	32	.98	.93	4.34
Class R-5:
Year ended 9/30/2011	21.04	.74	(.41)	.33	(.88)	-	(.88)	20.49	1.61	174	.58	.58	3.55
Year ended 9/30/2010	20.29	.77	.79	1.56	(.81)	-	(.81)	21.04	7.93	146	.59	.59	3.80
Year ended 9/30/2009	18.91	.79	1.64	2.43	(1.05)	-	(1.05)	20.29	13.40	110	.61	.60	4.31
Year ended 9/30/2008	20.19	.93	(1.04)	(.11)	(1.11)	(.06)	(1.17)	18.91	(.71)	215	.61	.56	4.62
Year ended 9/30/2007	18.95	.90	1.03	1.93	(.69)	-	(.69)	20.19	10.43	115	.67	.62	4.65
Class R-6:
Year ended 9/30/2011	21.03	.75	(.41)	.34	(.89)	-	(.89)	20.48	1.62	280	.53	.53	3.60
Year ended 9/30/2010	20.28	.78	.79	1.57	(.82)	-	(.82)	21.03	8.04	218	.54	.54	3.85
Period from 5/1/2009 to 9/30//2009	18.28	.33	2.06	2.39	(.39)	-	(.39)	20.28	13.16	129	.24	.24	1.71

	Year ended September 30
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	95%	80%	106%	87%	76%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Capital World Bond Fund:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 10, 2011

Tax information
         unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2011:

Foreign taxes	$0.01 per share
Foreign source income	$0.61 per share
Qualified dividend income	$4,556,000
U.S. government income that may be exempt from state taxation	$24,628,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Expense example
   unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2011, through September 30, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2011	Ending account value 9/30/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,013.47	$4.39	.87%
Class A -- assumed 5% return	1,000.00	1,020.71	4.41	.87
Class B -- actual return	1,000.00	1,009.48	8.26	1.64
Class B -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class C -- actual return	1,000.00	1,009.17	8.36	1.66
Class C -- assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class F-1 -- actual return	1,000.00	1,013.00	4.44	.88
Class F-1 -- assumed 5% return	1,000.00	1,020.66	4.46	.88
Class F-2 -- actual return	1,000.00	1,014.22	3.18	.63
Class F-2 -- assumed 5% return	1,000.00	1,021.91	3.19	.63
Class 529-A -- actual return	1,000.00	1,013.07	4.79	.95
Class 529-A -- assumed 5% return	1,000.00	1,020.31	4.81	.95
Class 529-B -- actual return	1,000.00	1,008.93	8.81	1.75
Class 529-B -- assumed 5% return	1,000.00	1,016.29	8.85	1.75
Class 529-C -- actual return	1,000.00	1,008.69	8.76	1.74
Class 529-C -- assumed 5% return	1,000.00	1,016.34	8.80	1.74
Class 529-E -- actual return	1,000.00	1,011.81	6.10	1.21
Class 529-E -- assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class 529-F-1 -- actual return	1,000.00	1,013.71	3.74	.74
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.36	3.75	.74
Class R-1 -- actual return	1,000.00	1,009.06	8.36	1.66
Class R-1 -- assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class R-2 -- actual return	1,000.00	1,009.22	8.26	1.64
Class R-2 -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class R-3 -- actual return	1,000.00	1,011.80	6.10	1.21
Class R-3 -- assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class R-4 -- actual return	1,000.00	1,013.00	4.39	.87
Class R-4 -- assumed 5% return	1,000.00	1,020.71	4.41	.87
Class R-5 -- actual return	1,000.00	1,014.50	2.93	.58
Class R-5 -- assumed 5% return	1,000.00	1,022.16	2.94	.58
Class R-6 -- actual return	1,000.00	1,014.74	2.68	.53
Class R-6 -- assumed 5% return	1,000.00	1,022.41	2.69	.53

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011:
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	−4.31%	4.98%	7.08%
Not reflecting CDSC	0.56	5.30	7.08

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	−0.50	5.27	6.88
Not reflecting CDSC	0.48	5.27	6.88

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	1.31	6.10	7.72

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	1.52	—	5.10

Class 529-A shares4 — first sold 2/15/02
Reflecting 3.75% maximum sales charge	−2.54	5.25	7.61
Not reflecting maximum sales charge	1.26	6.06	8.03

Class 529-B shares2,4 — first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	−4.41	4.87	7.31
Not reflecting CDSC	0.46	5.19	7.31

Class 529-C shares4 — first sold 2/28/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	−0.55	5.19	7.17
Not reflecting CDSC	0.42	5.19	7.17

Class 529-E shares3,4 — first sold 5/16/02	0.98	5.74	7.55

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	1.42	6.26	7.72

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Lee A. Ault III, 75	2010	Private investor and corporate director; former
		Chairman of the Board, In-Q-Tel, Inc. (technology
		Corporation venture company)

William H. Baribault, 66	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

James G. Ellis, 64	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 76	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)

Non-Executive)

Leonard R. Fuller, 65	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 66	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 65	2005	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Merit E. Janow, 53	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 56	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Frank M. Sanchez, 68	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 54	2010	President and CEO, Margaret Spellings & Company;
		President, U.S. Forum for Policy Innovation and
		Senior Advisor to the President and CEO, U.S.
		Chamber of Commerce; former United States
		Secretary of Education, United States Department of
		Education — Federal Government Agency

Steadman Upham, Ph.D., 62	2007	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Lee A. Ault III, 75	42	Anworth Mortgage Asset Corporation

William H. Baribault, 66	42	None

James G. Ellis, 64	46	Quiksilver, Inc.

Martin Fenton, 76	42	Capital Private Client Services Funds;
Chairman of the Board		Capital Emerging Markets Total
(Independent and		Opportunities Fund
Non-Executive)

Leonard R. Fuller, 65	46	None

W. Scott Hedrick, 66	42	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 65	48	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Merit E. Janow, 53	45	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 56	42	None

Frank M. Sanchez, 68	42	None

Margaret Spellings, 54	42	None

Steadman Upham, Ph.D., 62	45	None

Ambassador Richard G. Capen, Jr., a trustee of the fund since 1999, and Richard G. Newman, a trustee of the fund since 1991, have retired from the board. The trustees thank Ambassador Capen and Mr. Newman for their dedication and service to the fund.

See page 35 for footnotes.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 62	1987	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

John H. Smet, 55	2011	Senior Vice President — Fixed Income, Capital
		Research and Management Company; Director,
		The Capital Group Companies, Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Paul G. Haaga, Jr., 62	14	None
Vice Chairman of the Board

John H. Smet, 55	17	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Mark H. Dalzell, 57	1998	Senior Vice President — Fixed Income, Capital
President		Research and Management Company

Thomas H. Hogh, 48	2001	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company;6 Director, Capital Guardian Trust
		Company6

James R. Mulally, 59	2009	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company

Robert N. Neithart, 46	2011	Chairman of the Board, Capital Strategy Research,
Senior Vice President		Inc.;6 Senior Vice President, Capital International
		Research, Inc.; 6 Senior Vice President, Capital
		Guardian Trust Company; 6 Senior Vice President —
		Fixed Income, Capital Research and Management
		Company; 6 Director, The Capital Group Companies,
		Inc. 6

Kristine M. Nishiyama, 41	2003	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel —Capital Bank and Trust Company6

Courtney R. Taylor, 36	2006	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and
		Management Company

M. Susan Gupton, 38	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 47	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 37	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2011, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•	Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market fund
American Funds Money Market Fund®

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-931-1111P

Litho in USA WG/RRD/8071-S28709

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$104,000
2011	$114,000

b) Audit-Related Fees:
2010	$3,000
2011	$4,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$7,000
2011	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$999,000
2011	$1,055,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$10,000
2011	$38,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,414,000 for fiscal year 2010 and $1,649,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Bond Fund®
Investment portfolio

September 30, 2011

Bonds & notes — 94.25%	Principal amount (000)	Value (000)

EUROS — 19.08%
German Government 2.25% 20131	€13,322	US$ 18,887
German Government, Series 3, 3.75% 2013	13,475	19,074
German Government, Series 157, 2.25% 2015	25,125	35,332
German Government, Series 4, 3.75% 2015	6,000	8,805
German Government 1.50% 20161	15,395	22,696
German Government, Series 6, 4.00% 2016	64,840	98,483
German Government, Series 6, 3.75% 2017	7,175	10,860
German Government 4.25% 2017	17,250	26,872
German Government, Series 7, 4.00% 2018	77,650	120,371
German Government, Series 8, 4.25% 2018	72,195	114,223
German Government 3.75% 2019	46,215	71,351
German Government 1.75% 20201	12,717	19,536
German Government 3.00% 2020	41,060	60,646
German Government, Series 9, 3.25% 2020	92,990	139,920
German Government 6.25% 2024	38,396	73,960
German Government 6.25% 2030	8,090	16,612
German Government, Series 00, 5.50% 2031	15,275	29,215
German Government, Series 03, 4.75% 2034	2,860	5,186
German Government 4.00% 2037	12,200	20,307
German Government, Series 8, 4.75% 2040	17,725	33,591
Belgium (Kingdom of), Series 49, 4.00% 2017	98,965	138,640
Belgium (Kingdom of), Series 40, 5.50% 2017	11,975	18,003
Belgium (Kingdom of), Series 61, 4.25% 2021	17,770	24,984
Italian Government 3.75% 2013	10,000	13,240
Italian Government 4.25% 2014	16,000	21,337
Italian Government 3.75% 2016	39,850	51,074
Italian Government 4.50% 2019	8,500	10,811
Italian Government 4.75% 2021	24,300	30,972
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 944, 4.50% 20132	25,500	35,458
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 1043, 4.00% 20162	61,600	89,469
Netherlands Government Eurobond 5.00% 2012	4,000	5,546
Netherlands Government Eurobond 4.25% 2013	5,350	7,605
Netherlands Government Eurobond 4.50% 2017	35,235	54,348
Netherlands Government Eurobond 4.00% 2018	6,535	9,931
Netherlands Government Eurobond 3.75% 2042	4,500	7,311
Spanish Government 3.25% 2016	39,500	50,960
Spanish Government 5.50% 2021	17,075	23,551
Irish Government 5.00% 2013	8,000	10,524
Irish Government 4.00% 2014	10,000	12,728
Irish Government 5.90% 2019	10,000	12,030
Irish Government 5.00% 2020	26,500	29,950
Kingdom of Denmark 1.75% 2015	36,625	49,449
French Government B.T.A.N. Eurobond 4.50% 2013	33,000	46,981
Dexia Municipal Agency 4.50% 20172	35,000	45,413
Barclays Bank PLC 4.00% 20192	17,900	25,071
Barclays Bank PLC 6.00% 2021	€11,975	13,317
Munich Re Finance BV 6.75% 20233	17,900	24,821
Münchener Rückversicherungs-Gesellschaft Aktiengesellschaft 6.00% 20413	3,600	4,143
Münchener Rückversicherungs-Gesellschaft Aktiengesellschaft, junior subordinated 5.767% (undated)3	3,800	4,073
Koninklijke KPN NV 3.75% 2020	19,125	24,706
Zurich Finance (USA), Inc., Series 6, 5.75% 20233	16,612	21,976
Zurich Finance (USA), Inc., Series 9, 4.50% 20253	750	939
Royal Bank of Scotland PLC 6.00% 2013	960	1,245
Royal Bank of Scotland PLC 6.934% 2018	20,465	21,541
Veolia Environnement 4.375% 2017	5,200	7,293
Veolia Environnement 6.125% 2033	7,915	11,729
Standard Chartered Bank 5.875% 2017	14,000	18,625
HSBC Holdings PLC, Series 11, 6.25% 2018	1,800	2,447
HSBC Holdings PLC 6.00% 2019	10,975	14,736
Schering-Plough Corp. 5.375% 2014	11,655	17,119
Commerzbank AG, Series 774, 7.75% 2021	16,400	17,065
KfW 4.375% 2013	11,875	16,940
Assicurazioni Generali SpA. 6.90% 20223	11,803	14,696
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	10,500	14,406
Northern Rock PLC, Series 7, 4.125% 20172	10,350	13,885
National Grid Transco PLC 5.00% 2018	3,275	4,855
National Grid Transco PLC 4.375% 2020	6,000	8,538
Daimler AG, Series 6, 4.125% 2017	9,350	13,159
Gazprom OJSC 5.875% 2015	7,500	10,376
Gazprom OJSC 5.875% 2015	2,000	2,767
Volvo Treasury AB 5.00% 2017	9,440	13,028
AT&T Inc. 6.125% 2015	7,500	11,290
Iberdrola Finanzas, SAU 7.50% 2015	7,000	10,462
Canadian Government 3.50% 2020	7,000	10,398
HBOS PLC 4.375% 20193	885	924
Lloyds TSB Bank PLC 6.50% 2020	8,800	9,345
Aviva PLC 5.75% 20213	1,000	1,320
Aviva PLC, junior subordinated 5.70% (undated)3	8,660	8,557
Anheuser-Busch InBev NV 8.625% 2017	5,730	9,839
BMW Group 3.875% 2017	6,900	9,678
Merrill Lynch & Co., Inc. 4.625% 2018	9,600	9,588
Wal-Mart Stores, Inc. 4.875% 2029	6,000	9,182
Roche Holdings, Inc. 5.625% 2016	5,900	9,026
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	6,510	8,844
Finland (Republic of) 3.875% 2017	5,890	8,794
Bank Nederlandse Gemeenten 3.75% 2014	5,560	7,856
Hungarian Government 6.00% 2019	5,750	7,378
CRH Finance BV 7.375% 20143	4,605	6,717
UBS AG 6.00% 2018	4,500	6,616
Telefónica Emisiones, SAU 4.375% 2016	4,465	5,945
Telecom Italia SpA 7.75% 2033	4,500	5,811
Deutsche Telekom International Finance BV 7.50% 2033	3,375	5,661
Skandinaviska Enskilda 5.50% 2014	4,000	5,658
Prudential PLC 5.75% 20213	4,200	5,585
FCE Bank PLC 7.125% 2013	4,000	5,480
AXA SA 4.50% 2015	3,800	5,188
E.ON International Finance BV 5.25% 2015	3,450	5,116
Scottish and Southern Energy PLC 6.125% 2013	3,500	5,067
France Télécom 5.625% 2018	3,000	4,568
Bouygues SA 4.375% 2014	3,195	4,496
Imperial Tobacco Finance PLC 8.375% 2016	2,775	4,406
Rodamco Europe Finance BV, Series 5, 3.75% 2012	3,030	4,128
Ardagh Packaging Finance 9.25% 2020	3,650	3,833
Centrica plc 7.125% 2013	2,500	3,723
Novartis Finance SA, 4.25% 2016	2,500	3,664
GlaxoSmithKline Capital PLC 5.125% 2012	2,500	3,483
Gas Natural SGD, SA 4.125% 2018	2,750	3,353
Société Générale 6.125% 2018	2,650	3,326
Anglian Water Services Financing PLC 4.625% 2013	2,250	3,170
Delhaize Group 5.625% 2014	2,000	2,846
Bulgaria (Republic of) 7.50% 2013	1,638	2,315
Bulgaria (Republic of) 7.50% 2013	250	353
Red Eléctrica Financiaciones, SAU 4.75% 2018	1,800	2,481
BNP Paribas 5.431% 2017	1,830	2,376
Banque Centrale de Tunisie 6.25% 2013	1,350	1,838
ENEL SpA 5.625% 2027	1,250	1,592
Wind Acquisition SA 7.375% 2018	925	1,053
Credit Suisse Group Finance (Guernsey) Ltd. 3.625% 20183	750	943
Nara Cable Funding Ltd. 8.875% 2018	850	934
		2,343,944

JAPANESE YEN — 10.16%
Japanese Government, Series 238, 1.40% 2012	¥970,000	12,651
Japanese Government, Series 248, 0.70% 2013	2,425,100	31,702
Japanese Government, Class 4, 0.50% 20151	1,629,875	21,089
Japanese Government, Series 269, 1.30% 2015	25,658,400	344,560
Japanese Government, Series 284, 1.70% 2016	7,708,700	106,601
Japanese Government, Series 281, 2.00% 2016	2,465,000	34,452
Japanese Government, Series 14, 1.20% 20171	4,226,615	56,256
Japanese Government, Series 12, 1.20% 20171	1,576,840	21,090
Japanese Government, Series 288, 1.70% 2017	795,000	11,046
Japanese Government, Series 296, 1.50% 2018	3,781,850	52,036
Japanese Government, Series 299, 1.30% 2019	19,702,500	267,531
Japanese Government, Series 310, 1.00% 2020	13,821,500	181,103
Japanese Government, Series 21, 2.30% 2035	5,060,000	71,283
Japanese Government 2.40% 2038	1,218,950	17,510
European Investment Bank 1.40% 2017	721,700	9,792
KfW 1.35% 2014	716,000	9,522
		1,248,224

SOUTH KOREAN WON — 3.27%
South Korean Government, Series 1303, 5.25% 2013	KRW48,228,530	41,906
South Korean Government, Series 1309, 5.75% 2013	55,000,000	48,555
South Korean Government 4.25% 2014	41,330,000	35,721
South Korean Government 4.75% 2014	38,000,000	33,123
South Korean Government 5.00% 2014	79,326,500	69,954
South Korean Government 4.00% 2015	4,720,000	4,061
South Korean Government, Series 1503, 4.50% 2015	10,349,000	9,034
South Korean Government 5.25% 2015	67,301,860	60,465
South Korean Government 5.50% 2017	60,243,100	56,041
South Korean Government 5.75% 2018	45,000,000	42,717
		401,577

MEXICAN PESOS — 3.16%
United Mexican States Government, Series M, 7.50% 2012	MXN 40,000	2,952
United Mexican States Government, Series M, 7.00% 2014	302,500	23,078
United Mexican States Government, Series MI10, 9.50% 2014	307,663	25,147
United Mexican States Government, Series M10, 8.00% 2015	850,000	67,748
United Mexican States Government, Series M10, 7.25% 2016	507,000	39,620
United Mexican States Government 5.00% 20161	63,782	5,393
United Mexican States Government, Series M10, 7.75% 2017	1,470,400	118,125
United Mexican States Government 4.00% 20191	68,338	5,616
United Mexican States Government, Series M, 8.00% 2020	366,000	29,354
United Mexican States Government, Series M, 6.50% 2021	130,000	9,420
United Mexican States Government, Series M20, 10.00% 2024	119,900	11,047
United Mexican States Government, Series M30, 10.00% 2036	442,000	39,802
United Mexican States Government 4.00% 20401	136,676	10,306
América Móvil, SAB de CV 8.46% 2036	15,000	1,023
		388,631

BRITISH POUNDS — 3.14%
United Kingdom 3.25% 2011	£3,640	5,704
United Kingdom 4.50% 2013	6,090	10,028
United Kingdom 2.50% 20131	4,891	8,450
United Kingdom 2.00% 2016	7,740	12,459
United Kingdom 2.50% 20161	8,989	17,079
United Kingdom 3.75% 2019	32,025	56,148
United Kingdom 3.75% 2020	20,320	35,512
United Kingdom 4.75% 2020	7,885	14,767
United Kingdom 2.50% 20201	7,306	14,879
United Kingdom 5.00% 2025	4,000	7,783
United Kingdom 4.125% 20301	6,379	17,801
United Kingdom 4.75% 2030	14,870	28,222
United Kingdom 0.625% 20401	10,708	18,133
United Kingdom 4.25% 2040	21,450	37,779
United Kingdom 4.25% 2046	5,190	9,170
RSA Insurance Group PLC 9.375% 20393	1,733	3,085
RSA Insurance Group PLC 8.50% (undated)3	16,284	24,314
Telecom Italia SpA and Telecom Italia Finance SA, Series 9, 5.625% 2015	12,600	18,929
France Télécom 5.00% 2016	9,450	15,904
Virgin Media Secured Finance PLC 5.50% 2021	4,000	6,160
Tesco PLC 5.50% 2033	2,640	4,488
CRH Group Funding LTD and CRH Finance (U.K.) PLC 8.25% 2015	1,975	3,555
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 20392,4	2,400	3,502
Generali Finance BV 6.214% (undated)3	3,200	2,944
HSBC Holdings PLC 6.375% 20223	1,550	2,503
Time Warner Cable Inc. 5.75% 2031	1,375	2,248
Wal-Mart Stores, Inc. 5.625% 2034	950	1,754
Commerzbank AG, Series 151, 6.625% 2019	1,360	1,734
General Electric Capital Corp. 5.625% 2031	750	1,125
		386,159

SWEDISH KRONOR — 2.78%
Swedish Government, Series 124, 4.00% 20122	SKr 172,000	25,226
Swedish Government, Series 1041, 6.75% 2014	85,430	14,207
Swedish Government 3.50% 20151	148,948	25,283
Swedish Government, Series 1049, 4.50% 2015	1,150,850	187,723
Swedish Government 4.00% 20201	97,969	19,323
Swedish Government, Series 1047, 5.00% 2020	142,540	26,533
Swedish Government, Series 3104, 3.50% 20281	119,241	26,750
Nordea Hypotek AB 4.00% 20122	60,000	8,833
Nordea Hypotek AB 4.00% 20142	45,800	6,964
		340,842

POLISH ZLOTY — 2.74%
Polish Government, Series 0414, 5.75% 2014	PLN567,850	175,795
Polish Government, Series 1017, 5.25% 2017	540,280	160,826
		336,621

MALAYSIAN RINGGITS — 2.00%
Malaysian Government, Series 509, 3.21% 2013	MYR232,125	72,878
Malaysian Government, Series 204, 5.094% 2014	163,575	53,589
Malaysian Government, Series 0207, 3.814% 2017	159,605	50,840
Malaysian Government, Series 0210, 4.012% 2017	178,345	57,287
Malaysian Government, Series 2/03, 4.24% 2018	35,000	11,360
		245,954

SINGAPORE DOLLARS — 1.75%
Singapore (Republic of) 1.625% 2013	$ S 58,350	45,640
Singapore (Republic of) 3.75% 2016	154,460	135,749
Singapore (Republic of) 3.25% 2020	38,400	33,468
		214,857

CANADIAN DOLLARS — 1.29%
Canadian Government 2.00% 2014	$ C13,000	12,770
Canadian Government 2.00% 2014	5,000	4,896
Canadian Government 4.50% 2015	21,450	22,926
Canadian Government 4.25% 2018	2,000	2,221
Canadian Government 3.25% 2021	23,360	24,514
Canadian Government 4.25% 20211	6,313	8,516
Canada Housing Trust 4.10% 2018	1,500	1,618
Canada Housing Trust 3.35% 2020	23,000	23,449
Province of Ontario, Series HC, 9.50% 2022	2,000	2,989
Province of Ontario 4.60% 2039	9,500	10,319
Province of Manitoba 4.25% 2018	8,500	9,018
Province de Québec 5.25% 2013	2,000	2,062
Province de Québec 9.375% 2023	2,000	2,974
Hydro One Inc. 5.49% 2040	4,000	4,520
Canadian Imperial Bank 5.00% 2012	4,000	3,943
Rogers Communications Inc. 5.80% 2016	3,500	3,735
Interprovincial Pipe Line Inc., Series K, 8.20% 2024	1,500	2,032
Bank of Nova Scotia 5.04% 2013	2,000	2,007
Toronto-Dominion Bank 4.854% 2013	2,000	1,998
Wells Fargo & Co. 6.05% 2012	2,000	1,982
GE Capital Canada Funding Co., Series A, 5.29% 2012	2,000	1,968
Thomson Reuters Corp. 5.70% 2015	1,750	1,881
Bank of Montreal 5.18% 2015	1,750	1,838
Royal Bank of Canada 5.20% 2012	1,750	1,725
TransCanada PipeLines Ltd. 5.05% 2014	1,250	1,284
Province of New Brunswick 6.75% 2017	750	888
		158,073

ISRAELI SHEKELS — 1.11%
Israeli Government 4.50% 2015	ILS 78,740	21,721
Israeli Government 5.00% 20151	27,270	8,377
Israeli Government, Series 2683, 6.50% 2016	50,300	14,944
Israeli Government 5.50% 2017	315,745	90,870
		135,912

HUNGARIAN FORINTS — 0.91%
Hungarian Government, Series 14/C, 5.50% 2014	HUF 6,789,100	29,981
Hungarian Government, Series 15/A, 8.00% 2015	3,304,020	15,468
Hungarian Government, Series 17/B, 6.75% 2017	11,870,150	52,193
Hungarian Government, Series 17/A, 6.75% 2017	2,128,500	9,277
Hungarian Government, Series 19/A, 6.50% 2019	1,000,000	4,164
		111,083

DANISH KRONER — 0.85%
Kingdom of Denmark 4.00% 2015	DKr490,000	98,451
Nykredit 4.00% 20352	1,094	197
Nykredit 4.00% 20412	35,665	6,363
		105,011

BRAZILIAN REAIS — 0.85%
Brazil (Federal Republic of) 10.00% 2012	BRL20,000	10,594
Brazil (Federal Republic of) 6.00% 20121	18,530	10,091
Brazil (Federal Republic of) 6.00% 20151	10,216	5,686
Brazil (Federal Republic of) 10.00% 2017	58,830	29,475
Brazil (Federal Republic of) 6.00% 20171	42,878	23,755
Brazil (Federal Republic of) Global 10.00% 2021	10,000	4,878
Brazil (Federal Republic of) Global 10.25% 2028	11,120	6,239
Brazil (Federal Republic of) 6.00% 20451	24,519	13,758
		104,476

TURKISH LIRA — 0.81%
Turkey (Republic of) 10.00% 20121	TRY38,860	21,466
Turkey (Republic of) 16.00% 2012	13,000	7,239
Turkey (Republic of) 10.00% 2013	20,500	11,351
Turkey (Republic of) 16.00% 2013	8,700	5,311
Turkey (Republic of) 4.00% 20151	18,739	10,815
Turkey (Republic of) 4.50% 20151	7,093	4,025
Turkey (Republic of) 10.00% 2015	44,045	24,767
Turkey (Republic of) 3.00% 20211	27,781	14,840
		99,814

PHILIPPINE PESOS — 0.54%
Philippines (Republic of), Series 5-67, 6.25% 2014	PHP 512,330	12,502
Philippines (Republic of) 4.95% 2021	209,000	4,589
Philippines (Republic of) 6.375% 2022	1,549,551	36,585
Philippines (Republic of) 6.25% 2036	563,000	12,201
		65,877

AUSTRALIAN DOLLARS — 0.53%
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A20,139	20,734
Queensland Treasury Corp., Series 17, 6.00% 2017	18,937	19,732
New South Wales Treasury Corp., Series 14, 5.50% 2014	16,862	16,957
Australian Government 4.00% 20201	6,801	7,828
		65,251

COLOMBIAN PESOS — 0.45%
Colombia (Republic of) Global 12.00% 2015	COP61,725,000	38,938
Colombia (Republic of) Global 7.75% 2021	10,265,000	5,744
Colombia (Republic of) Global 9.85% 2027	15,821,000	10,349
		55,031

NORWEGIAN KRONER — 0.39%
Norwegian Government 5.00% 2015	NKr250,000	47,545

SOUTH AFRICAN RAND — 0.29%
South Africa (Republic of), Series R-206, 7.50% 2014	ZAR 53,180	6,734
South Africa (Republic of), Series R-203, 8.25% 2017	145,430	18,407
South Africa (Republic of), Series R-207, 7.25% 2020	90,000	10,476
		35,617

RUSSIAN RUBLES — 0.27%
Russian Federation 7.85% 2018	RUB825,000	25,218
Russian Federation 7.85% 2018	260,000	7,948
		33,166

INDONESIAN RUPIAH — 0.18%
Indonesia (Republic of), Series 23, 11.00% 2012	IDR30,650,000	3,723
Indonesia (Republic of), Series 33, 12.50% 2013	65,372,000	8,185
Indonesia (Republic of), Series 20, 14.275% 2013	15,720,000	2,109
Indonesia (Republic of), Series 51, 11.25% 2014	9,470,000	1,220
Indonesia (Republic of), Series 30, 10.75% 2016	52,237,000	6,998
		22,235

CHILEAN PESOS — 0.03%
Chilean Government 5.50% 2020	CLP1,790,000	3,644

ARGENTINE PESOS — 0.03%
Argentina (Republic of) GDP-Linked 2035	ARS37,877	1,306
Argentina (Republic of) 1.18% 20381,2	47,795	2,286
		3,592

URUGUAYAN PESOS — 0.01%
Uruguay (Republic of) 5.00% 20181	UYU17,233	881
Uruguay (Republic of) 3.70% 20371,2	8,446	358
		1,239

U.S. DOLLARS — 37.63%
U.S. Treasury 0.75% 2011	US$ 17,000	17,021
U.S. Treasury 1.00% 2012	116,000	116,599
U.S. Treasury 1.00% 2012	56,455	56,706
U.S. Treasury 1.125% 2013	2,510	2,547
U.S. Treasury 1.375% 2013	32,125	32,627
U.S. Treasury 1.875% 20131	36,901	38,652
U.S. Treasury 2.00% 2013	18,740	19,424
U.S. Treasury 2.75% 2013	46,000	48,339
U.S. Treasury 2.75% 2013	44,875	46,461
U.S. Treasury 3.375% 2013	4,550	4,809
U.S. Treasury 3.625% 2013	4,200	4,428
U.S. Treasury 0.50% 2014	2,495	2,503
U.S. Treasury 1.25% 2014	64,062	65,439
U.S. Treasury 2.00% 20141	11,352	12,066
U.S. Treasury 1.875% 20151	28,978	31,864
U.S. Treasury 2.125% 2015	23,250	24,598
U.S. Treasury 1.00% 2016	44,210	44,356
U.S. Treasury 1.50% 2016	28,350	29,138
U.S. Treasury 2.00% 2016	8,730	9,184
U.S. Treasury 2.00% 2016	3,783	3,982
U.S. Treasury 2.625% 2016	23,000	24,826
U.S. Treasury 5.125% 2016	42,250	50,460
U.S. Treasury 2.375% 20171	26,270	30,230
U.S. Treasury 3.00% 2017	11,750	12,959
U.S. Treasury 1.375% 20181	7,386	8,204
U.S. Treasury 1.625% 20181	5,554	6,225
U.S. Treasury 2.625% 2018	5,000	5,414
U.S. Treasury 8.75% 2020	20,990	32,992
U.S. Treasury 2.125% 2021	78,230	79,771
U.S. Treasury 2.00% 20261	14,569	17,343
U.S. Treasury 5.25% 2029	46,350	63,515
U.S. Treasury 3.375% 20321	840	1,242
U.S. Treasury 4.375% 2039	9,000	11,610
U.S. Treasury 2.125% 20401	3,177	4,059
U.S. Treasury 3.875% 2040	47,000	56,032
U.S. Treasury 4.375% 2040	11,500	14,852
U.S. Treasury 4.625% 2040	6,000	8,044
U.S. Treasury 4.75% 2041	6,500	8,914
Fannie Mae 5.00% 20172	315	338
Fannie Mae 4.00% 20242	2,678	2,828
Fannie Mae 4.00% 20242	2,629	2,777
Fannie Mae 3.50% 20252	9,370	9,805
Fannie Mae 3.50% 20252	4,716	4,935
Fannie Mae 3.50% 20252	2,671	2,794
Fannie Mae 4.00% 20252	10,926	11,548
Fannie Mae 4.00% 20252	3,108	3,283
Fannie Mae, Series 2001-4, Class GA, 9.828% 20252,3	10	12
Fannie Mae 3.00% 20262	49,500	50,652
Fannie Mae 3.00% 20262	25,130	25,801
Fannie Mae 3.50% 20262	10,000	10,447
Fannie Mae 3.50% 20262	9,493	9,933
Fannie Mae 3.50% 20262	2,731	2,857
Fannie Mae 3.50% 20262	103	108
Fannie Mae 6.00% 20262	575	634
Fannie Mae 5.50% 20342	544	594
Fannie Mae 4.50% 20352	1,278	1,363
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20362	3,779	3,575
Fannie Mae 6.00% 20362	1,597	1,761
Fannie Mae 6.00% 20362	1,539	1,695
Fannie Mae, Series 2006-49, Class PA, 6.00% 20362	937	1,061
Fannie Mae 6.00% 20372	13,708	15,068
Fannie Mae 6.00% 20372	6,824	7,502
Fannie Mae 6.00% 20372	3,800	4,177
Fannie Mae 6.00% 20372	900	990
Fannie Mae 6.00% 20372	898	987
Fannie Mae 6.00% 20372	546	601
Fannie Mae 6.00% 20372	409	450
Fannie Mae 6.00% 20372	371	408
Fannie Mae 5.35% 20382,3	3,722	3,948
Fannie Mae 5.50% 20382	5,966	6,529
Fannie Mae 5.50% 20382	4,241	4,642
Fannie Mae 6.00% 20382	47,825	52,573
Fannie Mae 6.00% 20382	21,673	23,824
Fannie Mae 6.00% 20382	13,480	14,810
Fannie Mae 6.00% 20382	3,265	3,598
Fannie Mae 6.00% 20382	2,771	3,047
Fannie Mae 6.00% 20382	879	966
Fannie Mae 3.549% 20392,3	2,052	2,142
Fannie Mae 3.612% 20392,3	1,530	1,606
Fannie Mae 3.747% 20392,3	942	987
Fannie Mae 3.823% 20392,3	522	549
Fannie Mae 3.861% 20392,3	570	596
Fannie Mae 3.90% 20392,3	537	565
Fannie Mae 3.944% 20392,3	816	862
Fannie Mae 3.958% 20392,3	563	592
Fannie Mae 3.50% 20402	5,883	6,056
Fannie Mae 3.50% 20402	3,882	3,996
Fannie Mae 4.00% 20402	12,951	13,604
Fannie Mae 4.00% 20402	12,155	12,768
Fannie Mae 4.00% 20402	10,738	11,279
Fannie Mae 4.00% 20402	9,695	10,214
Fannie Mae 4.00% 20402	9,351	9,851
Fannie Mae 4.00% 20402	1,351	1,423
Fannie Mae 4.50% 20402	12,500	13,286
Fannie Mae 4.50% 20402	9,051	9,620
Fannie Mae 4.50% 20402	6,520	6,930
Fannie Mae 5.00% 20402	10,096	10,879
Fannie Mae 6.00% 20402	9,686	10,648
Fannie Mae 3.50% 20412	24,280	24,967
Fannie Mae 3.50% 20412	16,758	17,249
Fannie Mae 3.50% 20412	1,963	2,021
Fannie Mae 4.00% 20412	38,413	40,385
Fannie Mae 4.00% 20412	23,065	24,220
Fannie Mae 4.00% 20412	19,406	20,384
Fannie Mae 4.00% 20412	18,354	19,279
Fannie Mae 4.00% 20412	17,503	18,386
Fannie Mae 4.00% 20412	14,952	15,706
Fannie Mae 4.00% 20412	12,082	12,691
Fannie Mae 4.00% 20412	11,543	12,124
Fannie Mae 4.00% 20412	5,037	5,307
Fannie Mae 4.00% 20412	3,455	3,629
Fannie Mae 4.00% 20412	3,327	3,505
Fannie Mae 4.00% 20412	2,476	2,601
Fannie Mae 4.50% 20412	46,750	49,621
Fannie Mae 4.50% 20412	19,345	20,561
Fannie Mae 4.50% 20412	2,266	2,408
Fannie Mae 5.00% 20412	13,849	15,068
Fannie Mae 5.00% 20412	5,429	5,893
Fannie Mae 5.00% 20412	965	1,038
Fannie Mae 5.50% 20412	23,000	24,962
Fannie Mae 6.00% 20412	25,635	28,122
Fannie Mae 6.50% 20472	1,444	1,570
Fannie Mae 6.50% 20472	630	685
Fannie Mae 6.50% 20472	542	589
Fannie Mae 7.00% 20472	711	790
Fannie Mae 6.50% 20482	1,972	2,145
JPMorgan Chase & Co. 2.60% 2016	4,000	3,919
JPMorgan Chase & Co. 3.15% 2016	5,000	4,976
JPMorgan Chase & Co. 3.45% 2016	23,385	23,520
JPMorgan Chase & Co. 4.40% 2020	20,350	20,655
JPMorgan Chase & Co. 4.625% 2021	9,994	10,252
State of California, Various Purpose G.O. Bonds (Federally Taxable), 6.20% 2019	18,700	21,577
State of California, Various Purpose G.O. Bonds (Federally Taxable), 7.30% 2039	11,000	13,306
State of California, Various Purpose G.O. Bonds (Federally Taxable), 7.60% 2040	7,770	9,750
State of California, Various Purpose G.O. Bonds (Federally Taxable), 7.625% 2040	12,035	15,115
Freddie Mac 4.00% 20252	8,050	8,490
Freddie Mac 6.00% 20322	782	867
Freddie Mac, Series 3213, Class OG, principal only, 0% 20362	4,151	3,850
Freddie Mac 6.00% 20362	1,307	1,453
Freddie Mac, Series 3292, Class BO, principal only, 0% 20372	1,049	998
Freddie Mac 5.479% 20382,3	3,490	3,707
Freddie Mac 5.50% 20382	9,481	10,276
Freddie Mac 5.50% 20382	2,103	2,288
Freddie Mac 6.00% 20382	2,517	2,770
Freddie Mac 6.00% 20382	802	879
Freddie Mac 6.00% 20382	449	494
Freddie Mac 3.717% 20392,3	668	702
Freddie Mac 4.00% 20412	21,450	22,507
France Government Agency-Guaranteed, Société Finance 2.875% 20144	6,070	6,376
Société Générale 5.75% 20164	11,495	10,452
Société Générale 5.20% 20214	30,210	26,314
Hungarian Government 6.25% 2020	35,400	34,515
Hungarian Government 6.375% 2021	1,840	1,800
Hungarian Government 7.625% 2041	6,460	6,331
Prologis, Inc. 7.625% 2014	8,000	8,725
Prologis, Inc. 6.125% 2016	1,550	1,603
Prologis, Inc. 6.25% 2017	4,824	5,057
Prologis, Inc. 6.625% 2018	3,225	3,352
Prologis, Inc. 6.625% 2019	2,060	2,132
Prologis, Inc. 7.375% 2019	9,205	9,984
Prologis, Inc. 6.875% 2020	9,355	9,787
Polish Government 6.375% 2019	26,460	29,172
Polish Government 5.125% 2021	11,400	11,400
Anheuser-Busch InBev NV 6.875% 2019	17,850	22,776
Anheuser-Busch InBev NV 7.75% 2019	9,595	12,493
Anheuser-Busch InBev NV 5.375% 2020	4,000	4,674
Croatian Government 6.75% 20194	19,100	18,498
Croatian Government 6.75% 2019	6,000	5,811
Croatian Government 6.625% 20204	7,095	6,793
Croatian Government 6.375% 20214	8,680	8,021
Wells Fargo & Co. 3.676% 2016	4,775	4,978
Wells Fargo & Co. 5.625% 2017	10,340	11,719
Wells Fargo & Co. 4.60% 2021	20,600	22,094
Standard Chartered PLC 3.85% 20154	8,330	8,545
Standard Chartered PLC 3.20% 20164	17,975	17,854
Standard Chartered Bank 6.40% 20174	9,000	9,496
Deutsche Telekom International Finance BV 5.875% 2013	1,880	2,013
Deutsche Telekom International Finance BV 3.125% 20164	7,700	7,673
Deutsche Telekom International Finance BV 8.75% 20303	5,560	7,449
Deutsche Telekom International Finance BV 9.25% 2032	12,760	18,202
Telecom Italia Capital SA 6.999% 2018	4,908	4,929
Telecom Italia Capital SA 7.175% 2019	1,092	1,098
Telecom Italia Capital SA 6.375% 2033	5,384	4,628
Telecom Italia Capital SA 6.00% 2034	8,120	6,675
Telecom Italia Capital SA 7.20% 2036	18,023	16,553
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	975	1,027
Westfield Group 7.50% 20144	1,645	1,837
Westfield Group 5.70% 20164	7,050	7,565
Westfield Group 7.125% 20184	15,510	17,759
WEA Finance LLC 4.625% 20214	3,630	3,478
UBS AG 2.25% 2014	3,400	3,315
UBS AG 5.875% 2017	8,140	8,394
UBS AG 5.75% 2018	9,375	9,666
UBS AG 4.875% 2020	7,080	6,838
Morgan Stanley 3.80% 2016	9,870	9,114
Morgan Stanley, Series F, 5.625% 2019	3,400	3,198
Morgan Stanley, Series F, 5.75% 2021	16,555	15,279
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.072% 20452,3	4,720	5,205
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 20462,4	6,750	6,840
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 20462,4	8,500	8,693
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.932% 20492,3	6,285	6,693
Goldman Sachs Group, Inc. 3.625% 2016	13,620	13,281
Goldman Sachs Group, Inc. 7.50% 2019	10,000	11,187
Goldman Sachs Group, Inc. 6.25% 2041	1,160	1,134
Citigroup Inc. 4.587% 2015	3,925	4,036
Citigroup Inc. 4.75% 2015	9,000	9,235
Citigroup Inc. 3.953% 2016	10,100	10,093
Citigroup Inc. 6.125% 2018	2,000	2,150
AXA SA 8.60% 2030	16,075	18,074
AXA SA, junior subordinated 6.463% (undated)3,4	9,575	6,516
HBOS PLC 6.75% 20184	21,905	18,717
HBOS PLC 6.00% 20334	8,645	5,611
HSBC Finance Corp. 0.756% 20163	9,900	8,836
HSBC Bank PLC 4.125% 20204	12,900	12,815
HSBC Bank PLC 4.75% 20214	2,050	2,129
Comcast Corp. 5.30% 2014	3,000	3,255
Comcast Corp. 5.875% 2018	5,220	6,062
Comcast Corp. 6.95% 2037	5,035	6,070
Comcast Corp. 6.40% 2038	1,750	2,026
Comcast Corp. 6.40% 2040	4,500	5,269
Roche Holdings Inc. 6.00% 20194	13,770	16,870
Roche Holdings Inc. 7.00% 20394	4,040	5,796
Iberdrola Finance Ireland 3.80% 20144	1,970	1,969
Scottish Power PLC 5.375% 2015	12,700	13,316
Iberdrola Finance Ireland 5.00% 20194	5,000	4,846
Scottish Power PLC 5.81% 2025	2,500	2,529
Veolia Environnement 5.25% 2013	5,605	5,899
Veolia Environnement 6.00% 2018	15,075	16,742
Volkswagen International Finance NV 1.625% 20134	8,100	8,133
Volkswagen International Finance NV 2.875% 20164	5,000	5,049
Volkswagen International Finance NV 4.00% 20204	8,950	9,047
South Africa (Republic of) 6.875% 2019	4,500	5,377
South Africa (Republic of) 5.50% 2020	10,150	11,152
South Africa (Republic of) 6.25% 2041	4,645	5,202
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	6,500	6,633
Bank of America Corp. 3.75% 2016	5,250	4,785
Bank of America Corp. 5.75% 2017	1,020	959
Bank of America Corp. 5.00% 2021	9,900	8,861
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	2,805	2,930
Williams Partners L.P. 4.125% 2020	1,625	1,618
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	15,340	16,549
Simon Property Group, LP 6.75% 2014	4,025	4,493
Simon Property Group, LP 4.20% 2015	2,125	2,245
Simon Property Group, LP 5.25% 2016	3,990	4,354
Simon Property Group, LP 5.875% 2017	925	1,042
Simon Property Group, LP 6.125% 2018	2,750	3,100
Simon Property Group, LP 10.35% 2019	4,250	5,699
Volvo Treasury AB 5.95% 20154	18,805	20,365
Daimler Finance NA LLC 2.625% 20164	6,100	5,960
Daimler Finance NA LLC 3.00% 20164	3,000	3,022
DaimlerChrysler North America Holding Corp. 8.50% 2031	7,850	11,154
Kimco Realty Corp. 6.00% 2012	1,000	1,044
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,230	1,288
Kimco Realty Corp., Series C, 4.82% 2014	1,000	1,057
Kimco Realty Corp., Series C, 4.904% 2015	1,360	1,424
Kimco Realty Corp. 5.584% 2015	2,003	2,143
Kimco Realty Corp. 5.70% 2017	500	535
Kimco Realty Corp. 4.30% 2018	4,740	4,770
Kimco Realty Corp. 6.875% 2019	6,875	7,869
Bermudan Government 5.603% 20204	16,785	18,159
Bermudan Government 5.603% 2020	1,800	1,947
Turkey (Republic of) 7.00% 2019	3,500	3,937
Turkey (Republic of) 7.50% 2019	5,000	5,794
Turkey (Republic of) 8.00% 2034	4,200	5,061
Turkey (Republic of) 6.75% 2040	4,500	4,714
Telefónica Emisiones, SAU 5.134% 2020	16,975	15,857
Telefónica Emisiones, SAU 5.462% 2021	3,300	3,144
Enbridge Energy Partners, LP, Series B, 6.50% 2018	10,445	12,210
Enbridge Energy Partners, LP 9.875% 2019	3,250	4,319
Enbridge Energy Partners, LP 5.20% 2020	2,210	2,359
Argentina (Republic of) 7.00% 2015	19,100	15,946
Argentina (Republic of) GDP-Linked 2035	21,000	2,940
VEB Finance Ltd. 6.902% 20204	14,045	13,834
VEB Finance Ltd. 6.80% 20254	5,000	4,725
Ras Laffan Liquefied Natural Gas III 5.50% 20144	5,300	5,790
Ras Laffan Liquefied Natural Gas II 5.298% 20202,4	3,507	3,801
Ras Laffan Liquefied Natural Gas III 5.838% 20272,4	8,000	8,840
Express Scripts Inc. 5.25% 2012	2,080	2,136
Express Scripts Inc. 3.125% 2016	15,060	15,232
CEMEX Finance LLC 9.50% 2016	9,925	7,295
CEMEX Finance LLC 9.50% 20164	2,200	1,617
CEMEX SA 9.25% 20204	12,799	8,447
United Mexican States Government Global 6.375% 2013	151	160
United Mexican States Government Global 5.95% 2019	8,920	10,169
United Mexican States Government Global 6.05% 2040	3,520	3,995
United Mexican States Government 5.75% 2110	3,000	2,970
BBVA Bancomer SA 4.50% 20164	12,000	11,280
BBVA Bancomer SA, junior subordinated 7.25% 20204	3,465	3,387
BBVA Bancomer SA 6.50% 20214	2,725	2,541
Developers Diversified Realty Corp. 5.375% 2012	3,950	3,972
Developers Diversified Realty Corp. 5.50% 2015	3,023	3,022
Developers Diversified Realty Corp. 9.625% 2016	1,510	1,713
Developers Diversified Realty Corp. 7.50% 2017	5,000	5,287
Developers Diversified Realty Corp. 4.75% 2018	2,500	2,286
Developers Diversified Realty Corp. 7.875% 2020	735	781
Gazprom OJSC 5.092% 20154	4,675	4,628
Gazprom OJSC, Series 9, 6.51% 2022	2,650	2,604
Gazprom OJSC 7.288% 20374	5,900	5,775
Gazprom OJSC 7.288% 2037	4,030	3,944
Ghana (Republic of) 8.50% 2017	15,500	16,197
E.ON International Finance BV 5.80% 20184	11,000	12,646
E.ON International Finance BV 6.65% 20384	2,500	3,143
Intesa Sanpaolo SpA 6.50% 20214	17,615	15,696
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 20164	5,500	6,091
Abu Dhabi National Energy Co. PJSC (TAQA) 7.25% 20184	8,000	9,425
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	2,125	2,294
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	7,750	8,388
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	3,250	4,681
Verizon Communications Inc. 5.50% 2017	1,750	1,998
Verizon Communications Inc. 4.60% 2021	7,025	7,792
Verizon Communications Inc. 6.00% 2041	4,500	5,505
Pfizer Inc 4.45% 2012	2,250	2,289
Pfizer Inc 6.20% 2019	9,000	11,309
Pfizer Inc 7.20% 2039	1,000	1,469
Petrobras International 5.75% 2020	7,470	7,829
Petrobras International 6.875% 2040	6,760	7,199
British American Tobacco International Finance PLC 9.50% 20184	10,485	14,269
ERP Operating LP 5.25% 2014	3,000	3,238
ERP Operating LP 5.125% 2016	1,110	1,193
ERP Operating LP 4.75% 2020	9,200	9,613
HSBK (Europe) BV 7.25% 20174	1,865	1,757
HSBK (Europe) BV 7.25% 20214	14,525	12,106
Indonesia (Republic of) 6.875% 2018	5,450	6,145
Indonesia (Republic of) 4.875% 20214	3,225	3,273
Indonesia (Republic of) 4.875% 2021	2,190	2,223
Indonesia (Republic of) 8.50% 2035	1,625	2,202
CIT Group Inc., Series A, 7.00% 20142	177	180
CIT Group Inc., Series A, 7.00% 2015	8,475	8,422
CIT Group Inc., Series A, 7.00% 2016	4,200	4,079
CIT Group Inc., Series A, 7.00% 2017	1,000	971
Pemex Project Funding Master Trust 5.75% 2018	5,750	6,282
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	6,750	7,307
Niagara Mohawk Power 3.553% 20144	1,340	1,407
National Grid PLC 6.30% 2016	10,575	12,178
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 20382,3	2,470	2,574
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.855% 20392,3	3,770	4,054
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 20412,3	4,825	5,133
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 20432,3	1,655	1,654
BNP Paribas 5.00% 2021	9,715	9,542
BNP Paribas, junior subordinated 7.195% (undated)3,4	4,600	3,588
Enersis SA 7.375% 2014	11,935	13,067
TransCanada PipeLines Ltd. 6.50% 2018	5,000	6,135
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,863
TransCanada PipeLines Ltd. 7.625% 2039	2,000	2,733
Royal Bank of Scotland Group PLC 4.375% 2016	7,310	7,001
Royal Bank of Scotland Group PLC 4.70% 2018	1,200	976
RBS Capital Trust II 6.425% noncumulative trust3,5	7,130	3,458
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)3,4,5	900	576
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 20362	88	88
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 20372	2,300	2,300
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 20392	48	48
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 20392	7,165	7,529
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.824% 20392,3	1,905	2,002
Santander Issuances, SA Unipersonal 6.50% 20193,4	12,700	11,909
State of Qatar 9.75% 2030	7,250	11,745
Lithuania (Republic of) 6.75% 2015	3,930	4,102
Lithuania (Republic of) 6.125% 20214	7,155	7,048
First Data Corp., Term Loan B2, 2.985% 20142,3,6	4,223	3,681
First Data Corp. 9.875% 2015	273	229
First Data Corp. 9.875% 2015	72	61
First Data Corp. 10.55% 20157	110	92
First Data Corp. 12.625% 20214	4,011	2,988
First Data Corp. 8.75% 20223,4,7	5,006	3,980
Electricité de France SA 5.50% 20144	5,000	5,360
Electricité de France SA 4.60% 20204	2,200	2,311
Electricité de France SA 6.95% 20394	2,625	3,288
Tennessee Valley Authority 5.25% 2039	8,250	10,668
Korea Development Bank 5.30% 2013	3,500	3,636
Korea Development Bank 8.00% 2014	6,250	6,985
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	3,000	3,017
Regions Financial Corp. 7.75% 2014	5,289	5,329
Regions Financial Corp. 5.20% 2015	1,050	987
Regions Financial Corp. 5.75% 2015	1,161	1,126
AES Corp. 7.75% 2015	3,275	3,340
AES Corp. 8.00% 2017	4,500	4,545
AES Corp. 8.00% 2020	2,440	2,452
Shell International Finance BV 4.00% 2014	9,340	10,077
International Business Machines Corp. 1.95% 2016	9,965	10,071
Rio Tinto Finance (USA) Ltd. 8.95% 2014	1,835	2,172
Rio Tinto Finance (USA) Ltd. 2.25% 2016	1,620	1,619
Rio Tinto Finance (USA) Ltd. 2.50% 2016	3,000	3,038
Rio Tinto Finance (USA) Ltd. 4.125% 2021	3,000	3,096
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.398% 20442,3	5,055	5,505
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 20482	4,125	4,391
Venezuela (Republic of) 8.50% 2014	2,000	1,770
Venezuela (Republic of) 12.75% 2022	3,000	2,392
Venezuela (Republic of) 9.25% 2027	4,080	2,611
Venezuela (Republic of) 9.25% 2028	780	484
Venezuela (Republic of) 9.375% 2034	4,025	2,506
Nextel Communications, Inc., Series E, 6.875% 2013	375	367
Nextel Communications, Inc., Series F, 5.95% 2014	7,895	7,441
Nextel Communications, Inc., Series D, 7.375% 2015	650	619
Sprint Nextel Corp. 6.00% 2016	1,000	865
Sprint Capital Corp. 8.75% 2032	500	437
Kroger Co. 7.50% 2014	5,250	5,944
Kroger Co. 6.40% 2017	2,000	2,376
Kroger Co. 6.80% 2018	1,000	1,237
Michaels Stores, Inc. 0%/13.00% 20168	1,950	2,018
Michaels Stores, Inc. 11.375% 2016	4,700	4,782
Michaels Stores, Inc. 7.75% 2018	2,900	2,726
Novartis Securities Investment Ltd. 5.125% 2019	8,000	9,470
Development Bank of Kazakhstan 5.50% 20154	9,820	9,403
Realogy Corp., Letter of Credit, 4.518% 20162,3,6	110	90
Realogy Corp., Term Loan B, 4.522% 20162,3,6	1,060	865
Realogy Corp., Second Lien Term Loan A, 13.50% 20172,6	6,150	5,965
Realogy Corp. 7.875% 20194	3,225	2,451
Russian Federation 5.00% 2020	5,100	5,023
Russian Federation 7.50% 20302	3,824	4,314
UniCredito Italiano SpA 6.00% 20174	5,605	4,331
HVB Funding Trust I, junior subordinated 8.741% 20314	4,000	3,380
HVB Funding Trust III, junior subordinated 9.00% 20314	1,810	1,529
SUPERVALU INC. 7.50% 2014	1,000	985
SUPERVALU INC. 8.00% 2016	1,465	1,392
Albertson’s, Inc. 7.45% 2029	3,000	2,265
Albertson’s, Inc. 8.00% 2031	5,675	4,512
Enel Finance International SA 3.875% 20144	9,350	9,134
Time Warner Cable Inc. 6.75% 2018	3,985	4,648
Time Warner Cable Inc. 5.00% 2020	4,000	4,262
Progress Energy, Inc. 6.05% 2014	5,000	5,509
Progress Energy, Inc. 7.05% 2019	2,595	3,236
Burlington Northern Santa Fe LLC 5.75% 2018	1,160	1,370
Burlington Northern Santa Fe LLC 4.70% 2019	1,960	2,190
Burlington Northern Santa Fe LLC 3.45% 2021	5,000	5,110
Virgin Media Finance PLC, Series 1, 9.50% 2016	3,400	3,689
Virgin Media Secured Finance PLC 5.25% 2021	4,570	4,934
Brazil (Federal Republic of) Global 4.875% 2021	5,000	5,370
Brazil (Federal Republic of) Global 5.625% 2041	3,000	3,247
McDonald’s Corp. 3.50% 2020	8,005	8,597
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 20372	2,032	2,060
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.074% 20382,3	3,785	4,092
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 20392	2,250	2,344
Mandalay Resort Group 6.375% 2011	275	274
MGM Resorts International 6.625% 2015	4,100	3,495
MGM Resorts International 7.50% 2016	1,500	1,309
MGM Resorts International 9.00% 2020	3,250	3,392
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	1,465	1,516
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	6,160	6,406
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	500	526
Colbun SA 6.00% 20204	8,150	8,372
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20182,4	9,000	8,190
Kinder Morgan Energy Partners LP 6.85% 2020	6,910	8,182
CenterPoint Energy Resources Corp. 4.50% 2021	7,915	8,167
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	6,500	8,092
Limited Brands, Inc. 7.00% 2020	2,371	2,501
Limited Brands, Inc. 6.625% 2021	5,354	5,421
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 20462,4	4,421	4,554
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 20462,4	3,000	3,232
Hospitality Properties Trust 6.30% 2016	1,000	1,038
Hospitality Properties Trust 6.70% 2018	6,055	6,491
Ford Motor Credit Co. 8.70% 2014	500	542
Ford Motor Credit Co. 5.625% 2015	2,000	2,018
Ford Motor Credit Co. 8.00% 2016	4,450	4,870
Wynn Las Vegas, LLC and Wynn Capital Corp. 7.75% 2020	7,000	7,385
Chilean Government 3.875% 2020	7,000	7,336
Toys “R” Us-Delaware, Inc. 7.375% 20164	2,000	1,920
Toys “R” Us Property Co. II, LLC 8.50% 2017	3,800	3,724
Toys “R” Us Property Co. I, LLC 10.75% 2017	500	531
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 20182,3,6	1,022	975
DAE Aviation Holdings, Inc. 11.25% 20154	7,033	7,139
ARAMARK Corp. 3.754% 20153	2,675	2,488
ARAMARK Corp. 8.50% 2015	3,100	3,154
ARAMARK Corp. 8.625% 20164,7	1,500	1,485
Republic of Belarus 8.95% 2018	10,000	7,125
Hanesbrands Inc., Series B, 3.77% 20143	2,405	2,363
Hanesbrands Inc. 8.00% 2016	4,450	4,728
HCA Inc. 6.375% 2015	7,250	7,087
Kraft Foods Inc. 6.125% 2018	5,975	7,030
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20212,4	7,000	7,000
American Tower Corp. 7.00% 2017	6,150	6,968
Colombia (Republic of) Global 4.375% 2021	5,130	5,245
Colombia (Republic of) Global 10.375% 2033	484	779
Colombia (Republic of) Global 7.375% 2037	715	938
AT&T Inc. 5.35% 2040	3,250	3,419
AT&T Inc. 5.55% 2041	3,250	3,522
Petroplus Finance Ltd. 6.75% 20144	3,450	3,019
Petroplus Finance Ltd. 7.00% 20174	3,960	3,227
Petroplus Finance Ltd. 9.375% 20194	800	688
Jaguar Land Rover PLC 7.75% 20184	5,200	4,654
Jaguar Land Rover PLC 8.125% 20214	2,500	2,212
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 20144	6,365	6,716
Banco de Crédito del Perú 5.375% 20204	7,000	6,685
Dominican Republic 7.50% 20212,4	6,500	6,402
SunGard Data Systems Inc. 4.875% 2014	1,000	992
SunGard Data Systems Inc. 10.625% 2015	2,000	2,095
SunGard Data Systems Inc. 7.375% 2018	2,500	2,337
SunGard Data Systems Inc. 7.625% 2020	1,000	935
Norfolk Southern Corp. 5.75% 2016	5,515	6,340
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20144	475	512
Charter Communications, Inc. 13.50% 2016	1,137	1,302
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	3,000	3,015
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	1,425	1,457
Reliance Holdings Ltd. 6.25% 20404	7,000	6,267
US Investigations Services, Inc., Term Loan B, 2.981% 20152,3,6	1,351	1,229
US Investigations Services, Inc., Term Loan B, 7.75% 20152,3,6	2,338	2,295
US Investigations Services, Inc. 10.50% 20154	1,900	1,776
US Investigations Services, Inc. 11.75% 20164	1,035	957
C&S Group Enterprises LLC 8.375% 20174	6,155	6,217
Teekay Corp. 8.50% 2020	6,400	6,160
Macy’s Retail Holdings, Inc. 8.125% 20153	3,255	3,795
Federated Department Stores, Inc. 6.79% 2027	1,185	1,199
Federated Retail Holdings, Inc. 6.375% 2037	1,000	1,103
Eskom Holdings Ltd. 5.75% 20214	5,970	6,089
Host Marriott, LP, Series O, 6.375% 2015	500	500
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	2,000	2,010
Host Hotels & Resorts LP 9.00% 2017	2,075	2,251
Host Hotels & Resorts LP 6.00% 2020	1,350	1,320
Gabonese Republic 8.20% 20174	5,500	6,050
Koninklijke KPN NV 8.375% 2030	4,600	5,948
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	2,000	2,030
PNC Funding Corp. 6.70% 2019	3,250	3,912
Esterline Technologies Corp. 6.625% 2017	3,800	3,857
Esterline Technologies Corp. 7.00% 2020	2,000	2,065
Boyd Gaming Corp. 6.75% 2014	3,025	2,617
Boyd Gaming Corp. 7.125% 2016	2,175	1,609
Boyd Gaming Corp. 9.125% 20184	2,000	1,655
TransDigm Inc. 7.75% 2018	5,700	5,828
Wind Acquisition SA 11.75% 20174	4,750	4,061
Wind Acquisition SA 7.25% 20184	2,050	1,755
Royal Caribbean Cruises Ltd. 6.875% 2013	1,000	1,013
Royal Caribbean Cruises Ltd. 11.875% 2015	4,075	4,747
Vodafone Group PLC, Term Loan, 6.875% 20152,6,7,9	3,050	3,066
Vodafone Group PLC, Term Loan B, 6.25% 20162,6,7,9	2,675	2,675
Frontier Communications Corp. 7.875% 2015	1,500	1,511
Frontier Communications Corp. 8.25% 2017	2,550	2,486
Frontier Communications Corp. 8.50% 2020	1,775	1,731
Intergen Power 9.00% 20174	5,525	5,649
J.C. Penney Co., Inc. 5.75% 2018	5,755	5,640
RBS Global, Inc. and Rexnord LLC 11.75% 2016	900	923
RBS Global, Inc. and Rexnord LLC 8.50% 2018	4,875	4,692
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 20154	3,925	3,346
Clearwire Communications and Clearwire Finance, Inc., Series B, 12.00% 20154	1,925	1,641
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20174	1,000	605
Wal-Mart Stores, Inc. 4.875% 2040	5,000	5,581
Univision Communications Inc., Term Loan, 4.489% 20172,3,6	2,002	1,690
Univision Communications Inc. 6.875% 20194	1,230	1,101
Univision Communications Inc. 8.50% 20214	3,500	2,748
France Télécom 4.375% 2014	1,390	1,485
France Télécom 2.125% 2015	4,020	3,985
Marks and Spencer Group PLC 6.25% 20174	4,500	4,927
Marks and Spencer Group PLC 7.125% 20374	500	520
MacDermid 9.50% 20174	5,850	5,441
Denbury Resources Inc. 9.75% 2016	2,750	2,984
Denbury Resources Inc. 8.25% 2020	2,292	2,418
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20124	5,300	5,373
Georgia Gulf Corp. 9.00% 20174	5,275	5,354
Target Corp. 6.00% 2018	4,375	5,312
Sierra Pacific Resources 6.75% 2017	545	554
NV Energy, Inc 6.25% 2020	4,500	4,726
Woodside Finance Ltd. 4.60% 20214	5,005	5,188
Time Warner Inc. 4.75% 2021	2,320	2,444
Time Warner Inc. 6.25% 2041	2,330	2,675
Level 3 Financing, Inc. 8.75% 2017	1,625	1,505
Level 3 Financing, Inc. 10.00% 2018	600	579
Level 3 Escrow Inc. 8.125% 20194	2,775	2,459
Level 3 Communications, Inc. 11.875% 20194	600	573
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.146% 20142,3,6	137	95
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.369% 20142,3,6	2,222	1,542
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20142,3,6	2,493	2,175
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	1,225	527
Hawker Beechcraft Acquisition Co., LLC 8.875% 20153,7	1,815	767
Cardinal Health, Inc. 4.625% 2020	4,680	5,097
Nordea Bank, Series 2, 3.70% 20144	5,000	5,094
Bausch & Lomb Inc. 9.875% 2015	5,050	5,088
CEVA Group PLC 11.625% 20164	2,775	2,726
CEVA Group PLC 8.375% 20174	200	186
CEVA Group PLC 11.50% 20184	2,350	2,174
NCL Corp. Ltd. 11.75% 2016	3,975	4,492
NCL Corp. Ltd. 9.50% 20184	550	558
Tops Holding Corp. and Tops Markets, LLC. 10.125% 2015	4,990	5,015
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20144	4,655	4,990
Banco Mercantil del Norte, SA 6.135% 20163,4	1,500	1,487
Banco Mercantil del Norte, SA, junior subordinated 6.862% 20213,4	3,500	3,465
NBCUniversal Media, LLC 5.15% 2020	4,500	4,950
Overseas Shipholding Group, Inc. 8.125% 2018	5,825	4,864
Ply Gem Industries, Inc. 13.125% 2014	1,000	954
Ply Gem Industries, Inc. 8.25% 2018	4,675	3,834
Tenet Healthcare Corp. 7.375% 2013	2,185	2,207
Tenet Healthcare Corp. 9.25% 2015	2,555	2,568
Union Pacific Corp. 5.70% 2018	2,000	2,341
Union Pacific Corp. 6.15% 2037	1,990	2,431
CONSOL Energy Inc. 8.00% 2017	3,725	3,911
CONSOL Energy Inc. 8.25% 2020	775	820
Quintiles, Term Loan B, 5.00% 20182,3,6	4,988	4,706
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	4,500	4,624
EchoStar DBS Corp 7.125% 2016	1,200	1,221
DISH DBS Corp 6.75% 20214	3,500	3,360
Revel Entertainment, Term Loan B, 9.00% 20182,3,6	5,500	4,579
Australia Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20124	4,500	4,558
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 20162	4,250	4,554
Smithfield Foods, Inc. 10.00% 2014	3,000	3,420
Smithfield Foods, Inc. 7.75% 2017	1,075	1,110
Government National Mortgage Assn. 3.50% 20252	2,357	2,496
Government National Mortgage Assn. 3.50% 20252	1,900	2,011
Continental Resources Inc. 8.25% 2019	725	779
Continental Resources Inc. 7.375% 2020	425	442
Continental Resources Inc. 7.125% 2021	3,200	3,248
Voto-Votorantim Ltd 6.75% 20214	4,450	4,428
VWR Funding, Inc., Series B, 10.25% 20153,7	4,434	4,412
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.922% (undated)2,3	4,000	4,370
CoBank ACB 7.875% 20184	430	526
CoBank ACB 0.947% 20223,4	4,275	3,844
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20432,3	2,575	2,821
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 20452	1,375	1,494
PTS Acquisition Corp. 9.50% 20153,7	4,636	4,253
Edison Mission Energy 7.50% 2013	155	145
Midwest Generation, LLC, Series B, 8.56% 20162	1,873	1,882
Edison Mission Energy 7.20% 2019	3,175	1,826
Edison Mission Energy 7.625% 2027	650	361
Ingles Markets, Inc. 8.875% 2017	3,950	4,157
Stater Bros. Holdings Inc. 7.75% 2015	4,025	4,126
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 20462	3,790	4,118
PTT Exploration & Production Ltd 5.692% 20214	4,045	4,100
Sri Lanka (Republic of) 6.25% 20214	4,250	4,094
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	5,000	4,075
Abbott Laboratories 5.875% 2016	3,435	4,050
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,000	4,030
Tower Automotive Holdings 10.625% 20174	4,027	4,007
Schering-Plough Corp. 6.00% 2017	3,275	4,000
Needle Merger Sub Corp. 8.125% 20194	4,565	3,994
Devon Energy Corp. 6.30% 2019	3,280	3,987
Unum Group 5.625% 2020	3,600	3,978
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	4,200	3,518
Navios Maritime Holdings Inc. 8.125% 20194	500	420
Synovus Financial Corp. 5.125% 2017	4,556	3,873
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20192	1,069	1,093
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20202	250	251
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20222	2,429	2,519
Concho Resources Inc. 8.625% 2017	1,250	1,331
Concho Resources Inc. 7.00% 2021	2,500	2,500
Accellent Inc. 8.375% 2017	4,000	3,830
The Export-Import Bank of Korea 4.375% 2021	4,000	3,793
General Electric Co. 5.00% 2013	1,000	1,048
General Electric Co. 5.25% 2017	2,455	2,733
Staples, Inc. 9.75% 2014	3,250	3,770
Cricket Communications, Inc. 10.00% 2015	1,325	1,322
Cricket Communications, Inc. 7.75% 2016	2,425	2,446
Crown Castle International Corp. 9.00% 2015	2,525	2,714
Crown Castle International Corp. 7.75% 20174	500	535
Crown Castle International Corp. 7.125% 2019	500	518
Nortek Inc. 10.00% 20184	4,050	3,767
Public Service Co. of Colorado 3.20% 2020	3,675	3,753
FMG Resources 7.00% 20154	4,000	3,740
Province of Buenos Aires 10.875% 20212,4	5,000	3,700
South Korean Government 5.75% 2014	3,400	3,673
Allison Transmission Holdings, Inc. 11.00% 20154	3,500	3,640
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 2018	3,500	3,588
Egypt (Arab Republic of) 5.75% 20204	1,675	1,679
Egypt (Arab Republic of) 6.875% 20404	2,000	1,840
PETCO Animal Supplies, Inc. 9.25% 20184	3,450	3,467
Barclays Bank PLC 5.125% 2020	3,500	3,440
Rouse Co. 5.375% 2013	1,500	1,493
Rouse Co. 6.75% 20134	1,875	1,896
ACE INA Holdings Inc. 5.875% 2014	1,510	1,672
ACE INA Holdings Inc. 2.60% 2015	1,625	1,646
Digicel Group Ltd. 12.00% 2014	300	338
Digicel Group Ltd. 12.00% 20144	200	225
Digicel Group Ltd. 8.875% 20154	2,000	1,910
Digicel Group Ltd. 10.50% 20184	850	846
Alkermes, Inc., Term Loan B, 6.75% 20172,3,6	2,075	2,034
Alkermes, Inc., Term Loan B, 9.50% 20182,3,6	1,295	1,282
TXU, Term Loan, 3.726% 20142,3,6	961	683
TXU, Term Loan, 4.772% 20172,3,6	3,846	2,581
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	2,650	3,232
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20372,4	3,000	3,228
Radio One, Inc., Term Loan B, 7.50% 20162,3,6	3,343	3,220
News America Inc. 6.15% 2041	3,000	3,192
Thomson Reuters Corp. 5.95% 2013	1,750	1,892
Thomson Reuters Corp. 6.50% 2018	1,085	1,290
EDP Finance BV. 6.00% 20184	4,000	3,177
International Paper Co. 7.30% 2039	2,810	3,175
Energy Transfer Partners, LP 7.50% 2020	3,050	3,149
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25% 20172,3,6	3,160	3,032
Grifols Inc 8.25% 20184	3,000	3,015
Serena Software, Inc. 10.375% 2016	2,936	3,009
Forest Oil Corp. 7.25% 2019	3,000	2,970
StatoilHydro ASA 5.25% 2019	2,500	2,957
H&E Equipment Services, Inc. 8.375% 2016	3,000	2,895
Peugeot SA 4.375% 20164	3,000	2,878
UDR, Inc., Series A, 5.25% 2015	2,680	2,858
Boston Scientific Corp. 6.00% 2020	2,500	2,811
Delhaize Group 6.50% 2017	500	586
Delhaize Group 5.70% 2040	2,129	2,220
Academy, Ltd. 9.25% 20194	3,000	2,805
LightSquared, Term Loan B, 12.00% 20142,6,7	5,586	2,749
Ashtead Capital, Inc. 9.00% 20164	2,750	2,736
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 20232	2,225	2,663
JMC Steel Group Inc. 8.25% 20184	2,800	2,646
Brandywine Operating Partnership, LP 5.40% 2014	2,500	2,611
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20144	2,500	2,602
SRA International, Inc., Term Loan B, 6.50% 20182,3,6	2,800	2,595
ConvaTec Healthcare 10.50% 20184	2,905	2,571
Fox Acquisition LLC 13.375% 20164	2,430	2,570
Arch Coal, Inc. 7.00% 20194	2,675	2,555
Bon-Ton Department Stores, Inc. 10.25% 2014	3,150	2,536
QBE Capital Funding III LP 7.25% 20413,4	2,000	1,813
QBE Capital Funding II LP 6.797% (undated)3,4	750	681
ArcelorMittal 5.50% 2021	2,765	2,485
Centene Corp. 5.75% 2017	2,500	2,453
EH Holding Corp. 6.50% 20194	2,500	2,419
Symbion Inc 8.00% 20164	2,625	2,376
Seneca Gaming Corp. 8.25% 20184	2,400	2,322
Rite Aid Corp. 9.75% 2016	570	604
Rite Aid Corp. 8.00% 2020	1,625	1,702
Mohegan Tribal Gaming Authority 7.125% 2014	4,500	2,273
Coventry Health Care, Inc. 6.125% 2015	2,000	2,216
AES Panamá, SA 6.35% 20164	2,000	2,160
GlaxoSmithKline Capital Inc. 4.85% 2013	2,000	2,135
PETRONAS Capital Ltd. 7.00% 20124	2,050	2,133
Biogen Idec Inc. 6.00% 2013	2,000	2,117
New York Life Global Funding 4.65% 20134	1,940	2,049
Cisco Systems, Inc. 0.593% 20143	2,000	1,987
Alpha Natural Resources, Inc. 6.00% 2019	2,050	1,922
Banque Centrale de Tunisie 7.375% 2012	1,750	1,811
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,716
Neiman Marcus Group, Inc., Term Loan B, 4.75% 20182,3,6	1,800	1,669
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 20152	1,500	1,597
POSCO 4.25% 20204	1,700	1,588
TNK-BP Finance SA 7.50% 20164	1,500	1,560
Husky Energy Inc. 5.90% 2014	1,300	1,428
CNA Financial Corp. 7.35% 2019	1,200	1,332
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	1,285	1,296
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 20282	1,125	1,253
SLM Corp., Series A, 0.483% 20113	1,250	1,244
Uruguay (Republic of) 8.00% 20222	980	1,225
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 20382	1,100	1,129
Northwest Airlines, Inc., Term Loan B, 3.87% 20132,3,6	249	243
Northwest Airlines, Inc., Term Loan A, 2.12% 20182,3,6	943	868
Canadian National Railway Co. 4.95% 2014	1,000	1,090
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.51% 20442,3	1,000	1,076
NXP BV and NXP Funding LLC 9.75% 20184	1,000	1,050
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.374% 20422,3	859	873
McKesson Corp. 3.25% 2016	740	781
Warner Music Group 9.50% 2016	650	661
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 20142	642	660
JSC BTA Bank 10.75%/12.50% 20182,4,8	1,165	524
JSC BTA Bank 0% 20204	2,406	72
JSC BTA Bank 7.20% 20252,4	264	60
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20132	550	550
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20192	75	50
Koninklijke Philips Electronics NV 5.75% 2018	515	593
Jackson National Life Global 5.375% 20134	560	592
Atlas Copco AB 5.60% 20174	500	574
Liberty Mutual Group Inc. 6.50% 20354	535	519
AMC Entertainment Inc. 8.00% 2014	450	437
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 20202	335	343
Local T.V. Finance LLC, Term Loan B, 2.24% 20132,3,6	234	220
Hawaiian Telcom, Inc., Term Loan, 9.00% 20152,3,6,7	215	215
Iraq (Republic of) 5.80% 20282,4	250	201
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 20382	107	107
		4,621,735

Total bonds & notes (cost: $11,304,563,000)		11,576,110

Preferred securities — 0.02%	Shares

U.S. DOLLARS — 0.02%
Citigroup Inc. 6.95% preferred	106,000	2,493

Total preferred securities (cost: $2,573,000)		2,493

Common stocks — 0.01%

U.S. DOLLARS — 0.01%
Cooper-Standard Holdings Inc.4,10	40,522	1,702
Atrium Corp.9,10,11	191	11
		1,713

MISCELLANEOUS — 0.00%
Other common stocks in initial period of acquisition		57

Total common stocks (cost: $1,318,000)		1,770

		Value
Warrants — 0.00%	Shares	(000)

U.S. DOLLARS — 0.00%
Cooper-Standard Holdings Inc., warrants, expire 20174,9,10	2,837	US$ 70
Hawaiian Telcom Holdco, Inc., warrants, expire 20159,10	4,876	17

Total warrants (cost: $1,196,000)		87

	Principal amount
Short-term securities — 6.00%	(000)

Freddie Mac 0.08%–0.21% due 11/1/2011–7/10/2012	US$298,920	298,792
Fannie Mae 0.07%–0.14% due 11/7/2011–6/18/2012	145,129	145,096
Scotiabank Inc. 0.075% due 10/24/20114	100,000	99,995
KfW 0.10% due 10/21/20114	50,000	49,997
Federal Home Loan Bank 0.08%–0.09% due 1/25–3/28/2012	45,700	45,693
Hewlett-Packard Co. 0.14% due 10/14/20114	44,300	44,298
Thunder Bay Funding, LLC 0.17% due 10/11/20114	20,700	20,698
Private Export Funding Corp. 0.16% due 12/15/20114	19,700	19,691
Texas Instruments Inc. 0.15% due 11/14/20114	12,000	11,996

Total short-term securities (cost: $736,150,000)		736,256

Total investment securities (cost: $12,045,800,000)		12,316,716
Other assets less liabilities		(34,465)

Net assets		US$12,282,251

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Index-linked bond whose principal amount moves with a government price index.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
3Coupon rate may change periodically.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,080,419,000, which represented 8.80% of the net assets of the fund.

5 Scheduled interest and/or principal payment was not received.
6 Loan participations and assignments; may be subject to legal or contractual restricvtions on resale. The total value of all such loans was $57,019,000, which represented .46% of the net assets of the fund.
7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
8Step bond; coupon rate will increase at a later date.

9Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $5,839,000, which represented .05% of the net assets of the fund.

10Security did not produce income during the last 12 months.

11Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 4/30/2010 at a cost of $17,000) may be subject to legal or contractual restrictions on resale.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-931-1111O-S29414

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
Capital World Bond Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Bond Fund (the “Fund”) as of September 30, 2011, and for the year then ended and have issued our report thereon dated November 10, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 10, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 30, 2011

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: November 30, 2011